UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2012

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Growth and Income Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace

■	Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

After a weak start, U.S. equities overall reflected optimistic sentiment for most of the 12 months ended August 31, 2012 (the “Reporting Period”). The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a double-digit gain of 17.95% and the Russell 3000® Index generated a return of 16.96% .

The Reporting Period began with a U.S. equity market decline in September, which capped an extraordinarily volatile third quarter. During the month of September, U.S. equity markets were dominated by increasing investor concern over the economy and sovereign debt issues. Standard & Poor’s downgraded U.S. debt from AAA for the first time in the history of its ratings, sending a shock through the financial markets. Markets were further shaken by the Federal Reserve Board’s (the “Fed”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve, or spectrum of U.S. Treasury maturities, on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through its Operation Twist program, the Fed said it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek sovereign debt default and the lack of agreement on a solution amongst European leaders weighed on global equity markets, including the U.S. equity market, early in the Reporting Period.

U.S. equities rallied back sharply in October following a preliminary plan to resolve the European sovereign debt crisis and news that the U.S. economy had grown at a 2.5% annualized rate in the third quarter of 2011, according to the advance estimate released by the Bureau of Economic Analysis. The U.S. equity market was virtually flat for the remainder of 2011, as some improving economic indicators were offset by other challenges. These challenges included the downgrade of ratings by Standard & Poor’s on several large banks and the Congressional budget deficit supercommittee failing to come to agreement on spending cuts. In addition, Europe’s sovereign debt crisis deteriorated as credit conditions tightened for banks and yields on Italian and Spanish government debt hovered near unsustainable levels.

During the first quarter of 2012, the U.S. equity market rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Fed reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until at least late 2014. Fourth quarter 2011 Gross Domestic Product (“GDP”) growth was revised up from 2.8% to 3%. Strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high in February. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

The U.S. equity market then retreated in April and May amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter GDP estimate of 2.2% was lower than expected and was subsequently revised down to 1.9% . However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles and disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

MARKET REVIEW

U.S. equities made further gains in July and August, and the S&P 500 Index reached its highest level since May 2008. The U.S. reported modest second quarter GDP growth of 1.5% amidst evidence of a still sluggish labor market. However, further evidence of a housing recovery emerged, including increases in home sales and prices, buoying investor confidence.

For the Reporting Period overall, large-cap companies performed best. Small-cap stocks and mid-cap stocks followed, generating similar returns as each other. Growth stocks and value stocks performed in line with each other in the large-cap segment of the U.S. equity market; while value stocks outpaced growth stocks in the small-cap and mid-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.) While all sectors made gains during the Reporting Period, telecommunication services, information technology and consumer discretionary posted the strongest returns. Materials and energy lagged the broader U.S. equity market most during the Reporting Period on concerns of slowing global economic growth.

Looking Ahead

We remain constructive in our view ahead for U.S. equities. At the end of the Reporting Period, we saw valuations as reasonable relative to history and strong corporate balance sheets as providing companies with a number of opportunities to create shareholder value. Economic activity remained muted by historical standards, but several indicators were moving in a positive direction and suggested ongoing U.S. economic growth. For example, initial jobless claims appeared to have stabilized below levels seen in 2011, and U.S. housing statistics had improved through the Reporting Period.

We recognize that risks remain, as the financial situation in Europe and slower than expected economic growth in China have potential negative implications for economic growth in the U.S. Still, governments and central banks have shown a willingness to take action to support growth and prevent further deterioration. Domestically, the “fiscal cliff” and the upcoming elections in November have increased uncertainty. (The “fiscal cliff” refers to tax increases and spending cuts totaling approximately $670 billion scheduled to take effect on January 1, 2013.) However, we believe the U.S. economic outlook compares favorably against other developed nations. While economic and political headlines have been a recent driver of the market, we continue to employ our fundamental research process to select companies where we see the potential ability for long-term value creation. We remain ready to add to or initiate new positions in well-managed companies that demonstrate competitive advantages and sustainable business models. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to seeking both preservation of capital and outperformance of the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Goldman Sachs Value Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 15.36%, 14.49%, 14.49%, 15.81%, 15.16%, 15.61% and 14.99%, respectively. These returns compare to the 17.25% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the telecommunication services, energy and consumer staples sectors. Effective stock selection in the industrials, materials and information technology sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in wireless and wireline telecommunication services company Sprint Nextel, independent oil and gas exploration and production company Devon Energy and diversified banking institution Bank of America.

Sprint Nextel was the biggest detractor from the Fund’s relative results during the Reporting Period. Early in the Reporting Period, shares of Sprint Nextel declined primarily as a result of the near-term controversy around whether Sprint Nextel had sufficient liquidity to fund two large investments — the iPhone and Network Vision, each of which are believed by the company to potentially create value. Sprint Nextel’s balance sheet improved substantially during 2012 to date, and, by the end of the Reporting Period, the company had surpassed analyst expectations for four consecutive quarters and increased revenue in each quarter over the same time period. At the end of the Reporting period, we continued to believe that Network Vision, Sprint Nextel’s blueprint to consolidate multiple network technologies into a singular network, has the potential to drive margin expansion into 2013. We also maintained a high degree of conviction that EBITDA (earnings before interest, taxes, depreciation and amortization) estimates should move higher.

PORTFOLIO RESULTS

Devon Energy hurt the Fund’s relative results as well. Shares of Devon Energy fell along with the broader energy sector due primarily to a weak oil and gas pricing environment. Although Devon Energy is aggressively shifting production and resources toward oil and natural gas liquids (“NGL”), the majority of its base production is still natural gas. Despite recent price weakness due to excess supply, we expect NGL pricing to improve in the near future should demand increase as anticipated. We further believe the outlook for oil and gas prices dominating at the end of the Reporting Period was more than discounted into the then-current stock valuation. Given its attractive asset base, strong balance sheet and favorable growth prospects, we considered Devon Energy to be attractively valued relative to its peers at the end of the Reporting Period and thus maintained the Fund’s position.

In financials, Bank of America detracted from the Fund’s relative performance. The company improved its operating performance during the Reporting Period but at an inconsistent rate on a quarterly basis. Despite the short-term inconsistencies, Bank of America’s capital adequacy ratios, a measure of a bank’s capital expressed as a percentage of a bank’s risk weighted credit exposures, continued to improve and commercial loans increased. Its management continued to implement cost savings initiatives, the full effect of which we expect to be seen over the coming years. At the end of the Reporting Period, we recognized Bank of America faces elevated litigation risks and expenses. However, should settlements be reached and operating expenses decline, we believe the true earnings power of the company will become apparent, which, in turn, we expect to result in a higher stock price.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in biotechnology company Vertex Pharmaceuticals, diversified chemicals manufacturer LyondellBasell Industries and bank holding company U.S. Bancorp.

Shares of Vertex Pharmaceuticals increased after the company reported in May 2012 positive data for its cystic fibrosis drug Kalydeco. At the end of the Reporting Period, we remained attracted to Vertex Pharmaceuticals because it has been a profitable biotechnology company; it has the largest revenue generating hepatitis C drug on the market, known as Incivek; and it has a first-class cystic fibrosis franchise, which actually treats the underlying cause of the disease. In our view, Vertex Pharmaceuticals also has a promising pipeline with one Phase 3, four Phase 2 and three Phase 1 assets, a net cash position, a management/drug development team we highly respect and what we consider to be favorable stock risk/reward characteristics. (New medicines are developed through a series of controlled clinical trials, which assess the safety and efficacy of each new medicine by applying high scientific standards. In Phase 1, an experimental medicine is administered, for the first time, to humans with a focus on safety and tolerability. In Phase 2, the focus of the trials is on the effectiveness of an experimental medicine in treating an illness or medical condition. Phase 3 trials test the results of earlier trials in larger populations and gather additional information about the effectiveness and safety of an experimental medicine.)

LyondellBasell Industries, a global producer of commodity and differentiated chemicals, performed well during the Reporting Period. Its shares rose with a November 2011 announcement of a $4.50 special dividend, an Analyst Day that highlighted the value of the company and improving fundamentals and margins from trough levels. (An Analyst Day is usually a one-day conference providing opportunities for corporate managers to present their stories to the investment community.) We believe LyondellBasell Industries has benefited from a margin advantage over its competitors due to the fact that it uses low cost natural gas in its production process versus higher priced oil. Indeed, falling natural gas prices due to oversupply and a warm winter benefited the firm during the Reporting Period.

U.S. Bancorp was another strong contributor to the Fund’s relative results during the Reporting Period. We had liked U.S. Bancorp due to what we considered to be its strong and stable management team and highly diverse set of businesses that has allowed it to earn a higher return on assets than its peers. During the Reporting Period, the company expanded and strengthened its mortgage lending unit, taking advantage of big players reducing exposure to that business segment. Record low interest rates increased home loan demand at the bank. The bank has remained committed to its “old fashioned” banking functions rather than looking to generate profits from more aggressive banking functions. In our view, its management is bullish, talking about share buybacks and claiming they can significantly cut costs going forward.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in pharmaceuticals company Pfizer during the Reporting Period. The company’s diversified global health care portfolio includes human and animal biologic and small molecule medicines and vaccines as well as nutritional products. Pfizer also collaborates with other biopharmaceutical companies, health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. We looked to add exposure to the health care sector and initiated a position in Pfizer based on the company’s capital allocation, new product visibility and track record of resiliency in tough markets.

We established a Fund position in home improvement retailer Lowe’s during the Reporting Period. We felt Lowe’s was structurally attractive and provided exposure to the improving retail subsector. Prior to purchase, the company had lagged competitors, and, in our view, the curtailment of U.S. square footage growth should allow improved sales productivity, return on invested capital and expanded gross profit margins. We also felt Lowe’s had a significant internal operations improvement plan. At the end of the Reporting Period, we remained attracted to the company’s risk/reward profile with a potential upside related to a major share buyback and leverage to a U.S. housing recovery.

Strict to our sell discipline, we made some adjustments to the Fund’s positioning by selling out of holdings where our investment thesis had fundamentally changed and/or valuation levels were no longer attractive. As such, we exited the Fund’s position in diversified consumer goods manufacturer Unilever because we felt the company faces near-term margin pressure due to increased raw materials costs and competitive pressures in the emerging markets. As Unilever is more exposed to grain and oil costs than many of its peers, we feel these inflationary pressures may well reduce the company’s ability to drive earnings going forward.

We eliminated the Fund’s position in leading consumer food company General Mills during the Reporting Period. General Mills underperformed in February 2012 after missing earnings per share consensus and guiding lower for fiscal year 2012, primarily due to weak pricing and greater than expected spending on advertising. While we maintained confidence in General Mills’ management team, we exited the Fund’s position in response to the company’s execution difficulties and lower sales volumes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy, health care, information technology and utilities increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer staples and financials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the health care, information technology and utilities sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, energy, telecommunication services and was rather neutrally weighted to the Russell Index in consumer discretionary, consumer staples and industrials.

FUND BASICS

Growth and Income Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	15.36%	17.25%
Class B	14.49	17.25
Class C	14.49	17.25
Institutional	15.81	17.25
Service	15.16	17.25
Class IR	15.61	17.25
Class R	14.99	17.25

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.87%	-5.03%	3.53%	5.47%	2/5/93
Class B	-7.06	-5.06	3.47	3.41	5/1/96
Class C	-3.15	-4.67	3.34	0.54	8/15/97
Institutional	-1.05	-3.59	4.53	4.11	6/3/96
Service	-1.55	-4.06	4.01	3.72	3/6/96
Class IR	-1.14	N/A	N/A	-3.07	11/30/07
Class R	-1.69	N/A	N/A	-3.54	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.21%
Class B	1.94	1.96
Class C	1.94	1.96
Institutional	0.79	0.81
Service	1.29	1.31
Class IR	0.94	0.96
Class R	1.44	1.46

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	4.7%	Industrial Conglomerates
Exxon Mobil Corp.	4.6	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	4.1	Diversified Financial Services
Pfizer, Inc.	3.2	Pharmaceuticals
Lowe’s Cos., Inc.	3.1	Specialty Retail
Chevron Corp.	3.1	Oil, Gas & Consumable Fuels
Johnson & Johnson	2.9	Pharmaceuticals
Devon Energy Corp.	2.8	Oil, Gas & Consumable Fuels
Halliburton Co.	2.4	Energy Equipment & Services
The Travelers Cos., Inc.	2.3	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth and Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 5, 1993)
Excluding sales charges	15.36%	-2.41%	5.17%	5.92%
Including sales charges	9.03%	-3.51%	4.58%	5.62%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	14.49%	-3.15%	4.53%	3.61%
Including contingent deferred sales charges	9.47%	-3.54%	4.53%	3.61%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	14.49%	-3.14%	4.38%	0.77%
Including contingent deferred sales charges	13.48%	-3.14%	4.38%	0.77%

Institutional Class (Commenced June 3, 1996)	15.81%	-2.04%	5.58%	4.30%

Service Class (Commenced March 6, 1996)	15.16%	-2.52%	5.06%	3.91%

Class IR (Commenced November 30, 2007)	15.61%	N/A	N/A	-2.21%

Class R (Commenced November 30, 2007)	14.99%	N/A	N/A	-2.69%

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 14.69%, 13.87%, 13.89%, 15.19%, 14.63%, 14.99% and 14.38%, respectively. These returns compare to the 17.25% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the energy, consumer staples and telecommunication services sectors. Effective stock selection in the industrials, materials and health care sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in independent oil and gas exploration and production company Devon Energy, diversified banking institution Bank of America and wireless and wireline telecommunication services company Sprint Nextel.

Devon Energy was the biggest detractor from the Fund’s relative results during the Reporting Period. Shares of Devon Energy fell along with the broader energy sector due primarily to a weak oil and gas pricing environment. Although Devon Energy is aggressively shifting production and resources toward oil and natural gas liquids (“NGL”), the majority of its base production is still natural gas. Despite recent price weakness due to excess supply, we expect NGL pricing to improve in the near future should demand increase as anticipated. We further believe the outlook for oil and gas prices dominating at the end of the Reporting Period was more than discounted into the then-current stock valuation. Given its attractive asset base, strong balance sheet and favorable growth prospects, we considered Devon Energy to be attractively valued relative to its peers at the end of the Reporting Period and thus maintained the Fund’s position.

PORTFOLIO RESULTS

In financials, Bank of America detracted from the Fund’s relative performance. The company improved its operating performance during the Reporting Period but at an inconsistent rate on a quarterly basis. Despite the short-term inconsistencies, Bank of America’s capital adequacy ratios, a measure of a bank’s capital expressed as a percentage of a bank’s risk weighted credit exposures, continued to improve and commercial loans increased. Its management continued to implement cost savings initiatives, the full effect of which we expect to be seen over the coming years. At the end of the Reporting Period, we recognized Bank of America faces elevated litigation risks and expenses. However, should settlements be reached and operating expenses decline, we believe the true earnings power of the company will become apparent, which, in turn, we expect to result in a higher stock price.

Sprint Nextel hurt the Fund’s relative results as well. Early in the Reporting Period, shares of Sprint Nextel declined primarily as a result of the near-term controversy around whether Sprint Nextel had sufficient liquidity to fund two large investments — the iPhone and Network Vision, each of which are believed by the company to potentially create value. Sprint Nextel’s balance sheet improved substantially during 2012 to date, and, by the end of the Reporting Period, the company had surpassed analyst expectations for four consecutive quarters and increased revenue in each quarter over the same time period. At the end of the Reporting period, we continued to believe that Network Vision, Sprint Nextel’s blueprint to consolidate multiple network technologies into a singular network, has the potential to drive margin expansion into 2013. We also maintained a high degree of conviction that EBITDA (earnings before interest, taxes, depreciation and amortization) estimates should move higher.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in biotechnology company Vertex Pharmaceuticals, diversified chemicals manufacturer LyondellBasell Industries and bank holding company U.S. Bancorp.

Shares of Vertex Pharmaceuticals increased after the company reported in May 2012 positive data for its cystic fibrosis drug Kalydeco. At the end of the Reporting Period, we remained attracted to Vertex Pharmaceuticals because it has been a profitable biotechnology company; it has the largest revenue generating hepatitis C drug on the market, known as Incivek; and it has a first-class cystic fibrosis franchise, which actually treats the underlying cause of the disease. In our view, Vertex Pharmaceuticals also has a promising pipeline with one Phase 3, four Phase 2 and three Phase 1 assets, a net cash position, a management/ drug development team we highly respect and what we consider to be favorable stock risk/reward characteristics. (New medicines are developed through a series of controlled clinical trials, which assess the safety and efficacy of each new medicine by applying high scientific standards. In Phase 1, an experimental medicine is administered, for the first time, to humans with a focus on safety and tolerability. In Phase 2, the focus of the trials is on the effectiveness of an experimental medicine in treating an illness or medical condition. Phase 3 trials test the results of earlier trials in larger populations and gather additional information about the effectiveness and safety of an experimental medicine.)

LyondellBasell Industries, a global producer of commodity and differentiated chemicals, performed well during the Reporting Period. Its shares rose with a November 2011 announcement of a $4.50 special dividend, an Analyst Day that highlighted the value of the company and improving fundamentals and margins from trough levels. (An Analyst Day is usually a one-day conference providing opportunities for corporate managers to present their stories to the investment community.) We believe LyondellBasell Industries has benefited from a margin advantage over its competitors due to the fact that it uses low cost natural gas in its production process versus higher priced oil. Indeed, falling natural gas prices due to oversupply and a warm winter benefited the firm during the Reporting Period.

U.S. Bancorp was another strong contributor to the Fund’s relative results during the Reporting Period. We had liked U.S. Bancorp due to what we considered to be its strong and stable management team and highly diverse set of businesses that has allowed it to earn a higher return on assets than its peers. During the Reporting Period, the company expanded and strengthened its mortgage lending unit, taking advantage of big players reducing exposure to that business segment. Record low interest rates increased home loan demand at the bank. The bank has remained committed to its “old fashioned” banking functions rather than looking to generate profits from more aggressive banking functions. In our view, its management is bullish, talking about share buybacks and claiming they can significantly cut costs going forward.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in pharmaceuticals company Pfizer during the Reporting Period. The company’s diversified global health care portfolio includes human and animal biologic and small molecule medicines and vaccines as well as nutritional products. Pfizer also collaborates with other biopharmaceutical companies, health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. We looked to add exposure to the health care sector and initiated a position in Pfizer based on the company’s capital allocation, new product visibility and track record of resiliency in tough markets.

We established a Fund position in home improvement retailer Lowe’s during the Reporting Period. We felt Lowe’s was structurally attractive and provided exposure to the improving retail subsector. Prior to purchase, the company had lagged competitors, and, in our view, the curtailment of U.S. square footage growth should allow improved sales productivity, return on invested capital and expanded gross profit margins. We also felt Lowe’s had a significant internal operations improvement plan. At the end of the Reporting Period, we remained attracted to the company’s risk/reward profile with a potential upside related to a major share buyback and leverage to a U.S. housing recovery.

Conversely, we eliminated the Fund’s position in leading consumer food company General Mills during the Reporting Period. General Mills underperformed in February 2012 after missing earnings per share consensus and guiding lower for fiscal year 2012, primarily due to weak pricing and greater than expected spending on advertising. While we maintained confidence in General Mills’ management team, we exited the Fund’s position in response to the company’s execution difficulties and lower sales volumes.

We exited the Fund’s position in Israel-based health care company Teva Pharmaceutical Industries during the Reporting Period. We believed Teva Pharmaceutical Industrials faced near term headwinds concerning trials on feature drugs, and the company had a 30% manufacturing exposure in Israel. Also, we felt its share price was close to our fair value price target during the first quarter of 2012, and so we decided to sell.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, health care and utilities increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in financials, industrials and materials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had overweighted positions relative to the Russell Index in the information technology, consumer discretionary and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, telecommunication services, energy and materials and was rather neutrally weighted to the Russell Index in consumer staples, industrials and utilities.

FUND BASICS

Large Cap Value Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	14.69%	17.25%
Class B	13.87	17.25
Class C	13.89	17.25
Institutional	15.19	17.25
Service	14.63	17.25
Class IR	14.99	17.25
Class R	14.38	17.25

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.13%	-4.33%	3.94%	3.08%	12/15/99
Class B	-8.37	-4.34	3.89	3.04	12/15/99
Class C	-4.54	-3.96	3.75	2.76	12/15/99
Institutional	-2.43	-2.86	4.95	3.94	12/15/99
Service	-2.92	-3.34	4.43	3.47	12/15/99
Class IR	-2.62	N/A	N/A	-2.47	11/30/07
Class R	-3.12	N/A	N/A	-2.92	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92
Class R	1.42	1.42

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
General Electric Co.	4.6%	Industrial Conglomerates
Exxon Mobil Corp.	4.6	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	4.4	Diversified Financial Services
Pfizer, Inc.	3.1	Pharmaceuticals
Lowe’s Cos., Inc.	3.0	Specialty Retail
Chevron Corp.	2.9	Oil, Gas & Consumable Fuels
Devon Energy Corp.	2.8	Oil, Gas & Consumable Fuels
Johnson & Johnson	2.8	Pharmaceuticals
Bank of America Corp.	2.5	Diversified Financial Services
Halliburton Co.	2.4	Energy Equipment & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1999)
Excluding sales charges	14.69%	-1.83%	5.59%	3.80%
Including sales charges	8.42%	-2.93%	5.00%	3.35%

Class B (Commenced December 15, 1999)
Excluding contingent deferred sales charges	13.87%	-2.53%	4.96%	3.31%
Including contingent deferred sales charges	8.88%	-2.92%	4.96%	3.31%

Class C (Commenced December 15, 1999)
Excluding contingent deferred sales charges	13.89%	-2.54%	4.82%	3.03%
Including contingent deferred sales charges	12.89%	-2.54%	4.82%	3.03%

Institutional Class (Commenced December 15, 1999)	15.19%	-1.42%	6.02%	4.21%

Service Class (Commenced December 15, 1999)	14.63%	-1.91%	5.50%	3.73%

Class IR (Commenced November 30, 2007)	14.99%	N/A	N/A	-1.58%

Class R (Commenced November 30, 2007)	14.38%	N/A	N/A	-2.04%

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 12.56%, 11.71%, 11.72%, 12.96%, 12.41%, 12.83% and 12.28%, respectively. These returns compare to the 14.76% average annual total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the information technology, consumer discretionary and materials sectors. Effective stock selection in the industrials, financials and utilities sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in communications equipment provider Polycom, energy industry services provider Key Energy Services and medical device manufacturer Boston Scientific.

Polycom was the biggest detractor from the Fund’s relative results during the Reporting Period. Shares of Polycom declined after the company pre-announced that both revenue and earnings would miss expectations. The negative guidance was primarily driven by shortfalls in the Asia-Pacific and North America regions, as the company attempts to transition to a more software-oriented company. However, despite these near term execution headwinds, we remained positive on the company’s long term secular growth. At the end of the Reporting Period, we believed expectations for the company had been reset, and Polycom should be able to report strong earnings going forward driven by product ramp execution and its new unified communications platform, Microsoft Lync.

PORTFOLIO RESULTS

Key Energy Services provides services to major oil companies, foreign national oil companies and independent oil and natural gas production companies. The company indicated labor issues as the reason behind its weakness in its coiled tubing business during the first quarter of 2012. The company also lowered 2012 guidance based on slower growth in natural gas drilling in the U.S. and the costs associated with gas/oil dislocation. During the Reporting Period, we exited the position in favor of higher conviction names.

During the Reporting Period, medical device companies were hampered by pressure by the government on hospitals to shore up budgets, which ultimately led to price pressures and sluggish demand. Along with the broader industry, Boston Scientific’s results disappointed, detracting from the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in alcoholic beverage producer Constellation Brands, television channel operator Scripps Networks Interactive and electrical components manufacturer Cooper Industries.

Constellation Brands is a producer and distributor of alcoholic beverage products in North America and the U.K. After lowering guidance in early April 2012 due to higher than anticipated spending on advertising and new brand launches, the stock sold off, creating what we felt was an attractive entry point. We were encouraged by the company reinvesting in its core business, and we believed the market was under-appreciating the volume acceleration that could occur as a result of the company’s advertising. In addition, with its recent deal with Anheuser-Busch InBev to purchase the rest of its joint venture with Mexican beer company Grupo Modelo, Constellation Brands greatly decreased its funding costs and acquired a strong business for what we believe was an attractive price. Constellation Brands was a strong performer during the Reporting Period, and we believe the wine and spirits market is fundamentally strong presently, potentially enabling Constellation Brands to increase prices and maintain margins going forward.

Scripps Networks Interactive operates six television channels focused on the home, food and travel/entertainment industries, including HGTV, the Food Network and the Travel Channel. During the Reporting Period, the company benefited from an undervalued runway of affiliate fee growth that it receives for its networks. The company also benefited from several underappreciated value-enhancing capital deployment opportunities due to its strong balance sheet. Scripps Networks Interactive continued to repurchase shares, and its board of directors authorized a new $1 billion share repurchase program. Between its annualized dividend and the buyback, the company’s cash return to shareholders equaled approximately 13% of its current equity value during the Reporting Period, among the highest in the consumer discretionary sector. At the end of the Reporting Period, we continued to favor the stock because of its strong ties to an advertising recovery, as cable has been taking incremental share of advertising dollars from newsprint and broadcasters, largely due to shifts in viewership.

Cooper Industries, a global manufacturer of electrical components and tools, was acquired by Eaton during the second quarter of 2012 for an estimated 29% premium. The transaction is anticipated to increase the capacity and geographical breadth of the combined entity. We exited the Fund’s position upon the acquisition.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Mylan, which operates through its subsidiaries to develop, manufacture, market and distribute generic pharmaceuticals, as a pure play on the generics market. We believe a good cycle for generic drugs is coming up given many products losing exclusivity. We particularly like this company going forward, as we believe it has a significant opportunity to grow its product pipeline through continued research and development initiatives. We also believe its North American legacy products should continue to generate strong cash flows over time.

PORTFOLIO RESULTS

We established a Fund position in Lam Research. Lam Research designs, manufactures, markets, refurbishes and services semiconductor processing equipment. The company had lagged its peers due to a large capital expenditure initiative providing what we believe to be an attractive entry point. We believe the company is positioned to benefit from notable tailwinds, including a pickup in overall semiconductor equipment spending, which should, in our view, drive Lam Research’s earnings per share and market share higher.

True to our sell discipline, we eliminated stocks that approached our price targets in favor of other names that we believed to have higher potential upside. As such, we sold out of the Fund’s position in consumer and commercial foods company ConAgra Foods, a relatively strong performer prior to our sale during the Reporting Period.

We eliminated the Fund’s position in Kinetic Concepts, a producer of medical technology dealing with wound care. During the Reporting Period, Kinetic Concepts benefited from the announcement it had agreed to be acquired by a group of private equity firms led by Apax Partners at a premium. We exited the position following the acquisition.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the materials and consumer staples sectors increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in energy and industrials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund had an overweighted position relative to the Russell Index in the consumer staples sector. On the same date, the Fund had an underweighted position compared to the Russell Index in industrials and was rather neutrally weighted to the Russell Index in consumer discretionary, energy, financials, health care, information technology, materials, telecommunication services and utilities.

FUND BASICS

Mid Cap Value Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]
Class A	12.56%	14.76%
Class B	11.71	14.76
Class C	11.72	14.76
Institutional	12.96	14.76
Service	12.41	14.76
Class IR	12.83	14.76
Class R	12.28	14.76

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.39%	-1.44%	6.57%	7.23%	8/15/97
Class B	-10.61	-1.47	6.52	7.22	8/15/97
Class C	-6.85	-1.07	6.37	6.85	8/15/97
Institutional	-4.81	0.07	7.60	10.46	8/1/95
Service	-5.29	-0.42	7.08	7.70	7/18/97
Class IR	-4.93	N/A	N/A	1.51	11/30/07
Class R	-5.44	N/A	N/A	14.09	1/6/09

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91
Class R	1.41	1.41

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Everest Re Group Ltd.	1.8%	Insurance
Principal Financial Group, Inc.	1.8	Insurance
The J.M. Smucker Co.	1.7	Food Products
Xcel Energy, Inc.	1.6	Electric Utilities
M&T Bank Corp.	1.5	Commercial Banks
Cameron International Corp.	1.5	Energy Equipment & Services
Invesco Ltd.	1.5	Capital Markets
AvalonBay Communities, Inc.	1.4	Real Estate Investment Trusts
PPL Corp.	1.4	Electric Utilities
Mylan, Inc.	1.4	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Mid Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	12.56%	1.77%	8.43%	7.86%
Including sales charges	6.40%	0.63%	7.82%	7.45%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	11.71%	1.01%	7.78%	7.44%
Including contingent deferred sales charges	6.73%	0.60%	7.78%	7.44%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	11.72%	1.01%	7.62%	7.07%
Including contingent deferred sales charges	10.72%	1.01%	7.62%	7.07%

Institutional Class (Commenced August 1, 1995)	12.96%	2.18%	8.87%	10.63%

Service Class (Commenced July 18, 1997)	12.41%	1.67%	8.34%	7.92%

Class IR (Commenced November 30, 2007)	12.83%	N/A	N/A	2.39%

Class R (Commenced January 6, 2009)	12.28%	N/A	N/A	14.73%

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 16.43%, 15.59%, 15.59%, 16.91%, 16.33%, 16.74% and 16.17%, respectively. These returns compare to the 14.04% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the industrials, information technology and energy sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the financials, consumer discretionary and utilities sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in commercial services firm RSC Holdings, home health services company Lincare Holdings and oil and gas exploration and production company Approach Resources.

RSC Holdings, which rents out construction and industrial equipment, was the top performing stock for the Fund during the Reporting Period. The company performed well on the announcement that it had agreed in December 2011 to be acquired by United Rentals at a 58% premium to its previous closing price. As the deal was being finalized, we held on to the Fund’s position in RSC Holdings. However, as of April 2012, each share of RSC Holdings was converted to cash and shares of United Rentals.

Lincare Holdings was a top contributor to the Fund’s performance, as its shares increased on stronger than expected first quarter 2012 earnings and revenues driven by expanded gross margins and lower operating expenses. Investors’ speculation surrounding a round of competitive bidding for the company provided further support. We decided to exit the position and move the proceeds into other names with what we believed to have higher upside potential as the stock approached our target price range. Lincare Holdings was subsequently acquired by industrial gases firm Linde.

PORTFOLIO RESULTS

Approach Resources performed well during the Reporting Period on news of a major discovery in its Horizontal Wolfcamp program in the Permian Basin in West Texas, its core operating area, during the fourth quarter of 2011. In our view, the discovery could result in significant resource potential and could improve company reserves, profitability and production growth. Also, we felt assets in place within the Midland Basin could potentially increase in value going forward, albeit with increased competition.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in energy industry services provider Key Energy Services, integrated electric utility El Paso Electric and footwear and accessories designer Deckers Outdoor.

Key Energy Services provides services to major oil companies, foreign national oil companies and independent oil and natural gas production companies. The company indicated labor issues as the reason behind its weakness in its coiled tubing business during the first quarter of 2012. The company also lowered 2012 guidance based on slower growth in natural gas drilling in the U.S. and the costs associated with gas/oil dislocation. During the Reporting Period, we exited the position in favor of higher conviction names.

We believe a large part of El Paso Electric’s lagging performance can be attributed to a combination of two primary factors. The first is profit taking following substantial outperformance for most of 2011. The second is the perceived incremental regulatory and financial risk the company may face as a result of an unexpected, and we believe unnecessary, rate case in the City of El Paso. We believe that over the next months this matter can be resolved in a manner so as to not destroy substantial economic value. At the end of the Reporting Period, we continued to like this name within the utilities sector, as we believe the company benefits from local population growth, growing regulatory capital expenditures, a solid return on equity and likely future increases in its dividend.

Within consumer discretionary, designer and brand manager Deckers Outdoor was a detractor due to investors’ near-term concerns regarding sales of its cold weather products given the unusually warm holiday season, excess inventory in U.S. wholesale and small Ugg brand market share loss to a competitor. Despite these concerns, we maintained high conviction in what we believe to be this well managed company with a strong balance sheet, sizable opportunity to grow revenues globally and long-term profit goals that align with management compensation. Furthermore, at the end of the Reporting Period, Deckers Outdoor’s shares were trading at a significant discount to its global apparel peers.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Dril-Quip, a manufacturer of offshore drilling equipment. We have high confidence in Dril-Quip’s management team, and we feel the company’s strong balance sheet should allow it the financial flexibility to expand on its international footprint. Further, in addition to increasing shareholder value through its recent buyback program, Dril-Quip has been benefiting from an increase in new deepwater rigs due to the increased regulation following the Macondo oil spill in the Gulf of Mexico. We believe this shift toward more rigorous and frequent safety checks should drive incremental demand for the company’s products going forward.

We established a Fund position in Newpark Resources, a diversified oil and gas industry supplier primarily engaged in supplying companies with more environmentally friendly drilling products. As we have already begun to see large integrated oil companies supporting various drilling initiatives, we believe Newpark Resources is well situated to benefit from this transition. Moreover, we like the company’s management team and think that Newpark Resources has attractive growth prospects both domestically and internationally.

PORTFOLIO RESULTS

Conversely, we exited the Fund’s position in Rosetta Resources, an independent exploration and production company that engages in the exploration, development, production and acquisition of onshore oil and gas resources in the U.S. During December 2011, the company reported third quarter earnings that beat analyst expectations and displayed strong revenue growth. We decided to sell the position and move the proceeds into other names with what we believed to have higher upside potential as the stock approached our target price range.

We eliminated the Fund’s position in BioMed Realty Trust, an office real estate investment trust that leases and manages laboratory space for the life science industry. True to our sell discipline, we exited the position as the stock reached the higher end of our market capitalization range as it appreciated.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the health care and industrials sectors modestly increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary modestly decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2012?

A	At the end of August 2012, the Fund was underweighted in financials and consumer discretionary and was rather neutrally weighted to the other eight sectors in the Russell Index.

FUND BASICS

Small Cap Value Fund

as of August 31, 2012

PERFORMANCE REVIEW
September 1, 2011–August 31, 2012	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	16.43%	14.04%
Class B	15.59	14.04
Class C	15.59	14.04
Institutional	16.91	14.04
Service	16.33	14.04
Class IR	16.74	14.04
Class R	16.17	14.04

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.08%	1.10%	7.01%	9.61%	10/22/92
Class B	-5.27	1.09	6.96	8.46	5/1/96
Class C	-1.29	1.50	6.82	7.16	8/15/97
Institutional	0.83	2.67	8.05	8.41	8/15/97
Service	0.32	2.16	7.51	7.88	8/15/97
Class IR	0.69	N/A	N/A	4.95	11/30/07
Class R	0.17	N/A	N/A	4.45	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.44%	1.46%
Class B	2.19	2.21
Class C	2.19	2.21
Institutional	1.04	1.06
Service	1.54	1.56
Class IR	1.19	1.21
Class R	1.69	1.71

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/12[5]
Holding	% of Net Assets	Line of Business
Southwest Gas Corp.	2.1%	Gas Utilities
El Paso Electric Co.	1.6	Electric Utilities
Healthsouth Corp.	1.2	Health Care Providers & Services
Ocwen Financial Corp.	1.1	Thrifts & Mortgage Finance
Approach Resources, Inc.	1.1	Oil, Gas & Consumable Fuels
Signature Bank	1.1	Commercial Banks
Cleco Corp.	1.0	Electric Utilities
Dril-Quip, Inc.	1.0	Energy Equipment & Services
IDACORP, Inc.	1.0	Electric Utilities
American Equity Investment Life Holding Co.	0.9	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of August 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary

August 31, 2012

The following graph shows the value, as of August 31, 2012, of a $10,000 investment made on September 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2002 through August 31, 2012.

Average Annual Total Return through August 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 22, 1992)
Excluding sales charges	16.43%	3.89%	9.48%	10.06%
Including sales charges	10.03%	2.72%	8.86%	9.74%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	15.59%	3.14%	8.83%	8.64%
Including contingent deferred sales charges	10.51%	2.72%	8.83%	8.64%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	15.59%	3.13%	8.68%	7.36%
Including contingent deferred sales charges	14.57%	3.13%	8.68%	7.36%

Institutional Class (Commenced August 15, 1997)	16.91%	4.32%	9.93%	8.60%

Service Class (Commenced August 15, 1997)	16.33%	3.81%	9.38%	8.07%

Class IR (Commenced November 30, 2007)	16.74%	N/A	N/A	5.66%

Class R (Commenced November 30, 2007)	16.17%	N/A	N/A	5.16%

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 100.2%
Aerospace & Defense – 3.0%
165,997	Textron, Inc.	$4,435,440
122,352	The Boeing Co.	8,735,933

		13,171,373

Beverages – 2.0%
51,289	Anheuser-Busch InBev NV ADR	4,317,508
40,551	Diageo PLC ADR	4,428,980

		8,746,488

Biotechnology* – 2.1%
66,821	Celgene Corp.	4,813,785
81,008	Vertex Pharmaceuticals, Inc.	4,320,157

		9,133,942

Building Products – 1.1%
331,191	Masco Corp.	4,689,665

Capital Markets – 2.1%
85,044	Ameriprise Financial, Inc.	4,669,766
284,428	Morgan Stanley	4,266,420

		8,936,186

Chemicals – 1.4%
109,738	Eastman Chemical Co.	6,064,122

Commercial Banks – 5.0%
76,477	HSBC Holdings PLC ADR	3,336,691
37,417	PNC Financial Services Group, Inc.	2,325,841
282,054	SunTrust Banks, Inc.	7,099,299
273,129	U.S. Bancorp	9,125,240

		21,887,071

Communications Equipment – 2.4%
221,417	Cisco Systems, Inc.	4,224,637
209,396	Juniper Networks, Inc.*	3,651,866
37,898	QUALCOMM, Inc.	2,329,211

		10,205,714

Computers & Peripherals – 1.8%
4,626	Apple, Inc.	3,077,400
188,266	EMC Corp.*	4,949,513

		8,026,913

Construction Materials – 0.5%
26,317	Martin Marietta Materials, Inc.	2,010,092

Consumer Finance – 1.0%
288,051	SLM Corp.	4,536,803

Diversified Financial Services – 6.0%
1,045,823	Bank of America Corp.	8,356,126
480,974	JPMorgan Chase & Co.	17,863,374

		26,219,500

Diversified Telecommunication Services – 2.1%
247,716	AT&T, Inc.	9,076,314

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – 6.0%
181,487	American Electric Power Co., Inc.	$7,802,126
52,518	Duke Energy Corp.	3,402,116
145,912	Northeast Utilities	5,496,505
154,229	PPL Corp.	4,523,537
172,398	Xcel Energy, Inc.	4,808,180

		26,032,464

Energy Equipment & Services – 3.9%
321,124	Halliburton Co.	10,520,022
126,302	Transocean Ltd.	6,192,587

		16,712,609

Food & Staples Retailing – 2.1%
248,951	Walgreen Co.	8,902,488

Food Products – 1.5%
78,508	The J.M. Smucker Co.	6,670,825

Health Care Equipment & Supplies* – 1.1%
78,985	Varian Medical Systems, Inc.	4,643,528

Health Care Providers & Services – 1.6%
100,549	UnitedHealth Group, Inc.	5,459,811
23,873	WellPoint, Inc.	1,429,276

		6,889,087

Hotels, Restaurants & Leisure* – 1.0%
8,909	Chipotle Mexican Grill, Inc.	2,571,494
198,719	MGM Resorts International	1,959,369

		4,530,863

Household Products – 0.9%
56,640	The Procter & Gamble Co.	3,805,642

Industrial Conglomerates – 4.7%
981,308	General Electric Co.	20,322,889

Insurance – 7.2%
69,009	American International Group, Inc.*	2,369,079
77,110	Everest Re Group Ltd.	7,993,223
139,080	Prudential Financial, Inc.	7,581,251
180,369	The Hartford Financial Services Group, Inc.	3,234,016
154,992	The Travelers Cos., Inc.	10,034,182

		31,211,751

Internet Software & Services* – 0.7%
4,627	Google, Inc. Class A	3,169,911

Media – 3.4%
89,071	CBS Corp. Class B	3,236,840
95,326	DIRECTV*	4,965,531
48,965	The Walt Disney Co.	2,422,299
94,806	Time Warner, Inc.	3,939,189

		14,563,859

Metals & Mining – 0.8%
95,648	Freeport-McMoRan Copper & Gold, Inc.	3,453,849

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments (continued)

August 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Multi-Utilities – 1.6%
162,582	PG&E Corp.	$7,057,685

Oil, Gas & Consumable Fuels – 11.7%
119,133	Chevron Corp.	13,361,957
210,731	Devon Energy Corp.	12,186,574
228,876	Exxon Mobil Corp.	19,980,875
61,145	Occidental Petroleum Corp.	5,197,936

		50,727,342

Pharmaceuticals – 8.8%
183,519	Johnson & Johnson	12,374,686
163,851	Merck & Co., Inc.	7,053,786
205,792	Mylan, Inc.*	4,850,517
581,265	Pfizer, Inc.	13,868,983

		38,147,972

Real Estate Investment Trusts – 2.3%
534,051	MFA Financial, Inc.	4,373,878
35,580	Simon Property Group, Inc.	5,646,546

		10,020,424

Semiconductors & Semiconductor Equipment – 2.3%
123,519	Altera Corp.	4,610,964
152,629	Lam Research Corp.*	5,209,228

		9,820,192

Software – 1.2%
109,005	Adobe Systems, Inc.*	3,408,587
57,632	Microsoft Corp.	1,776,218

		5,184,805

Specialty Retail – 4.1%
473,330	Lowe’s Cos., Inc.	13,480,438
105,350	Williams-Sonoma, Inc.	4,321,457

		17,801,895

Thrifts & Mortgage Finance – 0.4%
146,602	New York Community Bancorp, Inc.	1,943,943

Tobacco – 1.7%
82,878	Philip Morris International, Inc.	7,401,005

Wireless Telecommunication Services* – 0.7%
657,952	Sprint Nextel Corp.	3,191,067

TOTAL COMMON STOCKS
(Cost $403,208,681)		$434,910,278

Shares		Interest Rate	Maturity Date			Value

Convertible Preferred Stock(a) – 0.6%
Electric Utilities – 0.6%
PPL Corp.
47,256		8.750%		05/01/14		$2,598,608
(Cost $2,362,800)

	Short-term Investment(b) – 0.1%
	Repurchase Agreement – 0.1%
	Joint Repurchase Agreement Account II
	$300,000		0.197%		09/04/12		$300,000
	(Cost $300,000)

	TOTAL INVESTMENTS – 100.9%
	(Cost $405,871,481)						$437,808,886

	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%						(3,749,133)

	NET ASSETS – 100.0%						$434,059,753

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 45.

Investment Abbreviation:
ADR—	American Depositary Receipt

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 99.5%
Aerospace & Defense – 2.7%
560,950	Textron, Inc.	$14,988,584
350,698	The Boeing Co.	25,039,837

		40,028,421

Beverages – 1.9%
162,740	Anheuser-Busch InBev NV ADR	13,699,453
135,849	Diageo PLC ADR	14,837,428

		28,536,881

Biotechnology* – 2.1%
222,513	Celgene Corp.	16,029,837
269,746	Vertex Pharmaceuticals, Inc.	14,385,554

		30,415,391

Building Products – 1.2%
1,227,515	Masco Corp.	17,381,612

Capital Markets – 2.3%
353,764	Ameriprise Financial, Inc.	19,425,181
962,367	Morgan Stanley	14,435,505

		33,860,686

Chemicals – 1.3%
358,918	Eastman Chemical Co.	19,833,809

Commercial Banks – 4.5%
125,120	PNC Financial Services Group, Inc.	7,777,459
1,146,842	SunTrust Banks, Inc.	28,866,013
902,454	U.S. Bancorp	30,150,988

		66,794,460

Communications Equipment – 2.3%
745,565	Cisco Systems, Inc.	14,225,380
650,819	Juniper Networks, Inc.*	11,350,284
125,816	QUALCOMM, Inc.	7,732,651

		33,308,315

Computers & Peripherals – 1.8%
15,466	Apple, Inc.	10,288,602
633,961	EMC Corp.*	16,666,835

		26,955,437

Construction Materials – 0.5%
87,361	Martin Marietta Materials, Inc.	6,672,633

Consumer Finance – 1.3%
1,198,396	SLM Corp.	18,874,737

Diversified Financial Services – 6.9%
4,624,991	Bank of America Corp.	36,953,678
1,734,398	JPMorgan Chase & Co.	64,415,542

		101,369,220

Diversified Telecommunication Services – 1.5%
616,823	AT&T, Inc.	22,600,395

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – 6.5%
473,729	American Electric Power Co., Inc.	$20,365,610
219,865	Duke Energy Corp.	14,242,855
495,126	Northeast Utilities	18,651,396
648,311	PPL Corp.	19,014,962
854,244	Xcel Energy, Inc.	23,824,865

		96,099,688

Energy Equipment & Services – 3.8%
1,077,315	Halliburton Co.	35,292,840
425,241	Transocean Ltd.	20,849,566

		56,142,406

Food & Staples Retailing – 2.0%
834,320	Walgreen Co.	29,835,283

Food Products – 1.5%
261,386	The J.M. Smucker Co.	22,209,968

Health Care Equipment & Supplies* – 1.1%
266,820	Varian Medical Systems, Inc.	15,686,348

Health Care Providers & Services – 1.6%
335,651	UnitedHealth Group, Inc.	18,225,849
79,419	WellPoint, Inc.	4,754,816

		22,980,665

Hotels, Restaurants & Leisure* – 1.0%
29,956	Chipotle Mexican Grill, Inc.	8,646,500
656,532	MGM Resorts International	6,473,405

		15,119,905

Household Products – 0.9%
187,958	The Procter & Gamble Co.	12,628,898

Industrial Conglomerates – 4.6%
3,278,641	General Electric Co.	67,900,655

Insurance – 6.8%
232,684	American International Group, Inc.*	7,988,042
215,825	Everest Re Group Ltd.	22,372,419
596,759	Prudential Financial, Inc.	32,529,333
575,302	The Hartford Financial Services Group, Inc.	10,315,165
423,012	The Travelers Cos., Inc.	27,385,797

		100,590,756

Internet Software & Services* – 0.7%
15,188	Google, Inc. Class A	10,405,147

Media – 3.3%
296,777	CBS Corp. Class B	10,784,876
322,413	DIRECTV*	16,794,493
165,108	The Walt Disney Co.	8,167,893
313,217	Time Warner, Inc.	13,014,166

		48,761,428

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – 0.8%
317,398	Freeport-McMoRan Copper & Gold, Inc.	$11,461,242

Multi-Utilities – 1.3%
432,069	PG&E Corp.	18,756,115

Oil, Gas & Consumable Fuels – 11.6%
387,343	Chevron Corp.	43,444,391
713,659	Devon Energy Corp.	41,270,900
772,606	Exxon Mobil Corp.	67,448,504
224,603	Occidental Petroleum Corp.	19,093,501

		171,257,296

Pharmaceuticals – 8.5%
604,840	Johnson & Johnson	40,784,361
525,560	Merck & Co., Inc.	22,625,358
679,940	Mylan, Inc.*	16,026,186
1,944,379	Pfizer, Inc.	46,392,883

		125,828,788

Real Estate Investment Trusts – 1.7%
161,346	Simon Property Group, Inc.	25,605,610

Semiconductors & Semiconductor Equipment – 2.2%
418,275	Altera Corp.	15,614,206
498,529	Lam Research Corp.*	17,014,795

		32,629,001

Software – 1.7%
367,000	Adobe Systems, Inc.*	11,476,090
440,428	Microsoft Corp.	13,573,991

		25,050,081

Specialty Retail – 5.2%
1,565,535	Lowe’s Cos., Inc.	44,586,437
484,317	Urban Outfitters, Inc.*	18,181,260
325,963	Williams-Sonoma, Inc.	13,371,002

		76,138,699

Tobacco – 1.7%
275,041	Philip Morris International, Inc.	24,561,161

Wireless Telecommunication Services* – 0.7%
2,223,601	Sprint Nextel Corp.	10,784,465

TOTAL COMMON STOCKS
(Cost $1,293,457,326)		$1,467,065,602

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.6%
Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$23,900,000	0.197%	09/04/12	$23,900,000
(Cost $23,900,000)

TOTAL INVESTMENTS – 101.1%
(Cost $1,317,357,326)			$1,490,965,602

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(16,046,690)

NET ASSETS – 100.0%			$1,474,918,912

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 45.

Investment Abbreviation:
ADR	—American Depositary Receipt

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 98.2%
Aerospace & Defense – 2.6%
1,280,352	BE Aerospace, Inc.*	$51,546,971
2,964,479	Spirit AeroSystems Holdings, Inc. Class A*	73,696,948
2,774,580	Textron, Inc.	74,136,778

		199,380,697

Auto Components – 1.0%
749,497	Lear Corp.	29,102,969
1,046,141	TRW Automotive Holdings Corp.*	45,726,823

		74,829,792

Beverages – 1.9%
2,620,579	Coca-Cola Enterprises, Inc.	77,385,698
1,938,559	Constellation Brands, Inc. Class A*	63,856,133

		141,241,831

Building Products – 1.6%
1,625,339	Fortune Brands Home & Security, Inc.*	41,446,144
1,709,435	Lennox International, Inc.	81,215,257

		122,661,401

Capital Markets – 3.0%
1,486,080	Ameriprise Financial, Inc.	81,600,653
4,703,610	Invesco Ltd.	111,381,485
1,153,131	Lazard Ltd. Class A	32,852,702

		225,834,840

Chemicals – 2.2%
1,593,245	Albemarle Corp.	87,198,299
1,156,678	Cytec Industries, Inc.	79,197,743

		166,396,042

Commercial Banks – 4.2%
1,499,107	CIT Group, Inc.*	56,606,280
1,417,297	First Republic Bank	46,331,439
1,345,581	M&T Bank Corp.	116,930,989
3,893,705	SunTrust Banks, Inc.	98,004,555

		317,873,263

Commercial Services & Supplies – 0.6%
1,759,673	Republic Services, Inc.	48,654,958

Communications Equipment* – 1.5%
4,178,628	Juniper Networks, Inc.	72,875,272
3,613,636	Polycom, Inc.	37,654,087

		110,529,359

Computers & Peripherals* – 1.1%
1,754,298	NetApp, Inc.	60,558,367
631,698	SanDisk Corp.	26,038,592

		86,596,959

Construction Materials – 0.8%
768,324	Martin Marietta Materials, Inc.	58,684,587

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – 1.8%
1,089,780	Discover Financial Services	$42,207,180
6,133,443	SLM Corp.	96,601,727

		138,808,907

Containers & Packaging – 1.7%
1,217,093	Ball Corp.	51,324,812
1,130,704	Crown Holdings, Inc.*	40,988,020
2,356,578	Sealed Air Corp.	33,628,368

		125,941,200

Diversified Financial Services – 1.2%
3,853,929	The NASDAQ OMX Group, Inc.	88,139,356

Electric Utilities – 7.2%
1,784,363	Edison International	78,137,256
1,315,099	Great Plains Energy, Inc.	28,037,911
2,209,944	Northeast Utilities	83,248,591
3,744,034	NV Energy, Inc.	65,670,356
1,118,135	Pinnacle West Capital Corp.	57,438,595
3,663,016	PPL Corp.	107,436,259
4,462,378	Xcel Energy, Inc.	124,455,722

		544,424,690

Electrical Equipment – 0.8%
834,195	Rockwell Automation, Inc.	60,112,092

Electronic Equipment, Instruments & Components – 0.6%
714,948	Amphenol Corp. Class A	43,518,885

Energy Equipment & Services* – 1.8%
2,117,179	Cameron International Corp.	115,830,863
507,364	Noble Corp.	19,350,863

		135,181,726

Food Products – 2.7%
1,488,388	Ingredion, Inc.	80,119,926
1,499,720	The J.M. Smucker Co.	127,431,208

		207,551,134

Gas Utilities – 0.3%
1,232,636	Questar Corp.	24,344,561

Health Care Equipment & Supplies* – 2.2%
16,360,644	Boston Scientific Corp.	88,347,478
3,984,486	Hologic, Inc.	78,215,460

		166,562,938

Health Care Providers & Services – 1.3%
2,488,441	Aetna, Inc.	95,581,019

Hotels, Restaurants & Leisure – 1.3%
6,214,727	MGM Resorts International*	61,277,208
644,809	Starwood Hotels & Resorts Worldwide, Inc.	35,548,320

		96,825,528

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Household Durables – 0.8%
1,616,880	D.R. Horton, Inc.	$30,704,551
1,011,220	Toll Brothers, Inc.*	33,087,119

		63,791,670

Household Products – 0.4%
550,468	Church & Dwight Co., Inc.	30,132,618

Independent Power Producers & Energy Traders* – 0.8%
2,523,123	Calpine Corp.	44,280,809
1,463,634	The AES Corp.	16,670,791

		60,951,600

Insurance – 8.7%
1,311,696	Everest Re Group Ltd.	135,970,407
973,029	PartnerRe Ltd.	71,420,329
4,924,590	Principal Financial Group, Inc.	135,130,749
2,716,646	The Hartford Financial Services Group, Inc.	48,709,463
2,613,402	W.R. Berkley Corp.	97,688,967
2,115,954	Willis Group Holdings PLC	78,967,403
4,110,099	XL Group PLC	95,025,489

		662,912,807

Internet & Catalog Retail* – 1.0%
4,373,321	Liberty Interactive Corp. Class A	79,769,375

IT Services – 1.4%
2,092,109	Fidelity National Information Services, Inc.	65,901,434
1,210,278	Paychex, Inc.	40,253,846

		106,155,280

Life Sciences Tools & Services* – 1.1%
1,789,754	Life Technologies Corp.	85,389,163

Machinery – 2.8%
1,696,440	Dover Corp.	98,071,196
1,015,809	Gardner Denver, Inc.	61,232,967
1,348,037	Pentair, Inc.	57,291,572

		216,595,735

Media – 0.9%
1,126,177	Scripps Networks Interactive Class A	66,557,061

Metals & Mining – 1.7%
1,140,633	Carpenter Technology Corp.	53,906,316
1,494,357	Reliance Steel & Aluminum Co.	76,854,780

		130,761,096

Multi-Utilities – 2.9%
1,220,723	CMS Energy Corp.	28,162,080
2,046,060	SCANA Corp.	96,901,401
1,416,018	Sempra Energy	93,740,392

		218,803,873

Shares	Description	Value

Common Stocks – (continued)
Multiline Retail – 1.2%
2,196,724	Macy’s, Inc.	$88,549,944

Oil, Gas & Consumable Fuels – 6.4%
1,357,136	Cabot Oil & Gas Corp.	56,199,002
1,108,829	Energen Corp.	56,605,720
895,804	EQT Corp.	48,337,584
1,304,281	HollyFrontier Corp.	52,549,482
1,407,053	Marathon Petroleum Corp.	72,814,993
882,292	Pioneer Natural Resources Co.	85,899,949
1,061,060	Range Resources Corp.	69,170,501
1,071,143	Tesoro Corp.	42,567,223

		484,144,454

Pharmaceuticals – 2.2%
4,539,216	Mylan, Inc.*	106,989,321
4,395,101	Warner Chilcott PLC Class A	59,861,276

		166,850,597

Real Estate Investment Trusts – 11.1%
1,308,551	Alexandria Real Estate Equities, Inc.	96,701,919
763,957	AvalonBay Communities, Inc.	108,115,195
816,967	Camden Property Trust	56,722,019
2,227,195	Douglas Emmett, Inc.	53,430,408
6,976,670	Host Hotels & Resorts, Inc.	106,743,051
4,131,404	Kimco Realty Corp.	83,950,129
2,459,474	Liberty Property Trust	90,705,401
9,219,177	MFA Financial, Inc.	75,505,059
2,120,447	Tanger Factory Outlet Centers, Inc.	71,140,997
1,600,665	Ventas, Inc.	104,827,551

		847,841,729

Semiconductors & Semiconductor Equipment – 3.9%
2,550,253	Altera Corp.	95,200,944
767,690	Analog Devices, Inc.	30,508,001
704,557	Cavium, Inc.*	22,757,191
3,054,028	Lam Research Corp.*	104,233,976
7,527,645	ON Semiconductor Corp.*	46,897,228

		299,597,340

Software* – 2.3%
1,140,620	Adobe Systems, Inc.	35,667,187
801,622	Check Point Software Technologies Ltd.	36,946,758
3,531,032	Parametric Technology Corp.	75,034,430
1,363,719	QLIK Technologies, Inc.	28,842,657

		176,491,032

Specialty Retail – 2.7%
138,336	AutoZone, Inc.*	50,027,831
617,554	Limited Brands, Inc.	30,013,124
648,662	PetSmart, Inc.	46,003,109
527,429	Ross Stores, Inc.	36,492,813
1,227,883	Urban Outfitters, Inc.*	46,094,728

		208,631,605

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.9%
697,995	PVH Corp.	$65,541,730

Tobacco – 0.8%
491,082	Lorillard, Inc.	61,635,702

Wireless Telecommunication Services* – 0.8%
12,955,468	Sprint Nextel Corp.	62,834,020

TOTAL COMMON STOCKS
(Cost $6,508,380,685)		$7,463,614,196

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.5%
Repurchase Agreement – 1.5%
Joint Repurchase Agreement Account II
$116,600,000	0.197%	09/04/12	$116,600,000
(Cost $116,600,000)

Units	Description	Expiration Month	Value
Right* – 0.0%
Internet & Catalog Retail – 0.0%
72,889	Liberty Ventures	10/12	$—
(Cost $260,475)

TOTAL INVESTMENTS – 99.7%
(Cost $6,625,241,160)			$7,580,214,196

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			23,451,114

NET ASSETS – 100.0%			$7,603,665,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 45.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments

August 31, 2012

Shares	Description	Value

Common Stocks – 98.1%
Aerospace & Defense – 1.2%
488,164	AAR Corp.	$7,263,881
198,681	Teledyne Technologies, Inc.*	12,816,911
267,675	Triumph Group, Inc.	15,907,925

		35,988,717

Air Freight & Logistics – 0.6%
521,548	Forward Air Corp.	17,534,444

Auto Components – 0.8%
1,043,521	American Axle & Manufacturing Holdings, Inc.*	11,656,130
397,195	Dana Holding Corp.	5,425,684
284,047	Tenneco, Inc.*	8,626,507

		25,708,321

Building Products – 1.0%
341,196	A.O. Smith Corp.	18,666,833
289,719	Universal Forest Products, Inc.	11,133,901

		29,800,734

Capital Markets – 2.4%
678,575	Apollo Investment Corp.	5,442,172
504,940	BGC Partners, Inc. Class A	2,277,279
176,485	Cohen & Steers, Inc.	5,956,369
301,283	Golub Capital BDC, Inc.	4,672,899
431,427	KBW, Inc.	6,596,519
256,417	Manning & Napier, Inc.	3,048,798
323,331	New Mountain Finance Corp.	4,791,765
711,147	PennantPark Investment Corp.	7,723,057
102,044	Piper Jaffray Cos., Inc.*	2,511,303
284,155	Solar Capital Ltd.	6,572,505
203,794	Solar Senior Capital Ltd.	3,611,230
570,480	Stifel Financial Corp.*	18,643,286

		71,847,182

Chemicals – 3.5%
180,029	Cytec Industries, Inc.	12,326,585
614,019	H.B. Fuller Co.	18,672,318
185,549	Minerals Technologies, Inc.	12,582,078
1,498,441	PolyOne Corp.	23,645,399
375,590	Tronox Ltd. Class A	9,686,466
282,769	W.R. Grace & Co*	16,332,737
180,660	Westlake Chemical Corp.	12,425,795

		105,671,378

Commercial Banks – 12.7%
942,774	BancorpSouth, Inc.	13,896,489
734,597	Bank of the Ozarks, Inc.	23,580,564
1,019,365	Boston Private Financial Holdings, Inc.	9,673,774
220,631	Bridge Capital Holdings*	3,320,497
567,102	CoBiz, Inc.	4,015,082

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)
515,165	Columbia Banking System, Inc.	$9,190,544
579,745	Community Bank System, Inc.	16,256,050
1,036,491	F.N.B. Corp.	11,349,576
448,693	First Financial Bankshares, Inc.	15,605,543
1,041,999	First Midwest Bancorp, Inc.	12,306,008
1,001,315	Glacier Bancorp, Inc.	15,430,264
517,879	Hancock Holding Co.	15,349,934
274,191	Heritage Financial Corp.	3,835,932
296,071	Home Bancshares, Inc.	9,329,197
45,184	IBERIABANK Corp.	2,119,581
249,494	Independent Bank Corp.	7,275,245
230,799	Lakeland Financial Corp.	6,130,021
827,451	MB Financial, Inc.	16,896,549
542,987	Pinnacle Financial Partners, Inc.*	10,392,771
922,265	PrivateBancorp, Inc.	15,032,920
570,625	Prosperity Bancshares, Inc.	24,023,312
250,404	Sandy Spring Bancorp, Inc.	4,592,409
308,951	SCBT Financial Corp.	12,422,920
133,878	Sierra Bancorp	1,456,593
498,747	Signature Bank*	32,234,019
156,027	Simmons First National Corp. Class A	3,632,309
195,219	Southcoast Financial Corp.*	568,087
459,546	Sterling Financial Corp.	9,742,375
148,441	Summit State Bank	960,413
602,884	Texas Capital Bancshares, Inc.*	27,744,722
145,114	The First of Long Island Corp.	4,346,164
308,202	TriCo Bancshares	4,733,983
447,881	UMB Financial Corp.	21,959,605
692,581	Webster Financial Corp.	14,738,124

		384,141,576

Commercial Services & Supplies – 0.8%
529,961	G&K Services, Inc. Class A	16,624,877
299,076	Waste Connections, Inc.	8,658,250

		25,283,127

Communications Equipment – 1.0%
554,301	ADTRAN, Inc.	11,246,767
602,724	Digi International, Inc.*	6,226,139
318,353	Plantronics, Inc.	11,352,468

		28,825,374

Computers & Peripherals* – 0.5%
1,036,164	Electronics for Imaging, Inc.	16,008,734

Construction & Engineering – 1.0%
1,422,987	Comfort Systems USA, Inc.	14,685,226
147,646	Michael Baker Corp.*	3,524,310
548,108	MYR Group, Inc.*	11,148,517

		29,358,053

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance* – 0.3%
197,652	First Cash Financial Services, Inc.	$8,819,232

Diversified Financial Services – 0.5%
487,924	MarketAxess Holdings, Inc.	15,891,685

Diversified Telecommunication Services* – 0.5%
1,756,922	Premiere Global Services, Inc.	16,269,098

Electric Utilities – 4.2%
231,613	ALLETE, Inc.	9,625,836
733,392	Cleco Corp.	30,017,735
1,489,524	El Paso Electric Co.	49,288,349
704,638	IDACORP, Inc.	29,207,245
239,667	UNS Energy Corp.	9,601,060

		127,740,225

Electrical Equipment – 1.8%
178,776	Acuity Brands, Inc.	11,470,268
343,886	AZZ, Inc.	10,921,819
639,385	Belden, Inc.	21,822,210
419,482	Thermon Group Holdings, Inc.*	9,589,359

		53,803,656

Electronic Equipment, Instruments & Components – 3.3%
404,453	Anixter International, Inc.	24,319,759
854,496	Checkpoint Systems, Inc.*	6,827,423
212,135	Coherent, Inc.*	9,989,437
232,976	Littelfuse, Inc.	11,949,339
1,265,171	Newport Corp.*	15,726,075
434,303	ScanSource, Inc.*	13,133,323
373,796	SYNNEX Corp.*	12,907,176
513,790	TTM Technologies, Inc.*	5,446,174

		100,298,706

Energy Equipment & Services* – 3.0%
423,164	Dril-Quip, Inc.	29,638,407
904,662	Forum Energy Technologies, Inc.	21,413,349
1,813,922	Key Energy Services, Inc.	14,348,123
3,507,165	Newpark Resources, Inc.	24,129,295

		89,529,174

Food & Staples Retailing – 0.9%
175,513	Casey’s General Stores, Inc.	9,925,260
331,877	Susser Holdings Corp.*	11,290,456
79,417	United Natural Foods, Inc.*	4,564,889

		25,780,605

Common Stocks – (continued)
Food Products – 1.6%
78,379	Calavo Growers, Inc.	$2,072,341
1,149,018	Darling International, Inc.*	19,096,679
231,823	The Hain Celestial Group, Inc.*	15,993,469
218,789	TreeHouse Foods, Inc.*	11,366,088

		48,528,577

Gas Utilities – 2.1%
1,467,564	Southwest Gas Corp.	62,738,361

Health Care Equipment & Supplies – 0.9%
368,265	Orthofix International NV*	15,584,975
232,135	West Pharmaceutical Services, Inc.	10,991,592

		26,576,567

Health Care Providers & Services* – 3.2%
692,201	Acadia Healthcare Co., Inc.	13,276,415
229,291	AMERIGROUP Corp.	20,847,138
1,534,818	Healthsouth Corp.	35,147,332
603,804	PSS World Medical, Inc.	13,036,128
567,039	Team Health Holdings, Inc.	16,188,964

		98,495,977

Hotels, Restaurants & Leisure – 1.3%
57,974	DineEquity, Inc.*	3,070,883
309,985	Six Flags Entertainment Corp.	17,120,471
382,225	Vail Resorts, Inc.	19,703,699

		39,895,053

Household Durables – 0.9%
252,607	Harman International Industries, Inc.	11,627,500
392,193	Meritage Homes Corp.*	14,617,033

		26,244,533

Independent Power Producers & Energy Traders* – 0.0%
591,607	GenOn Energy, Inc.	1,496,766

Industrial Conglomerates – 1.0%
484,169	Carlisle Cos., Inc.	25,341,406
191,960	Raven Industries, Inc.	5,829,825

		31,171,231

Insurance – 4.5%
739,899	Alterra Capital Holdings Ltd.	16,995,480
2,466,941	American Equity Investment Life Holding Co.	28,517,838
283,578	Aspen Insurance Holdings Ltd.	8,246,448
86,280	Enstar Group Ltd.*	7,977,449
2,695,979	Meadowbrook Insurance Group, Inc.(a)	20,462,481
295,831	ProAssurance Corp.	26,397,000
189,313	RLI Corp.	11,994,872
786,958	Tower Group, Inc.	14,668,897

		135,260,465

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Internet & Catalog Retail – 0.5%
343,294	HSN, Inc.	$15,458,529

IT Services – 0.6%
1,190,686	Convergys Corp.	18,467,540

Leisure Equipment & Products – 0.7%
199,247	Arctic Cat, Inc.*	8,619,425
170,120	Polaris Industries, Inc.	12,791,323

		21,410,748

Life Sciences Tools & Services – 1.1%
1,046,788	ICON PLC ADR*	23,992,381
327,468	PerkinElmer, Inc.	8,939,876

		32,932,257

Machinery – 2.8%
501,083	Altra Holdings, Inc.*	9,224,938
222,202	Colfax Corp.*	7,308,224
1,413,862	Edwards Group Ltd. ADR*	9,783,925
229,590	Gardner Denver, Inc.	13,839,685
294,622	Graco, Inc.	14,554,327
322,330	RBC Bearings, Inc.*	14,823,957
77,001	Robbins & Myers, Inc.	4,606,200
154,956	Tennant Co.	6,500,404
266,654	Twin Disc, Inc.	4,935,765

		85,577,425

Metals & Mining – 1.9%
342,755	Coeur d’Alene Mines Corp.*	7,879,937
286,612	Commercial Metals Co.	3,651,437
461,763	Kaiser Aluminum Corp.	25,789,464
756,503	Metals USA Holdings Corp.*	10,432,176
256,027	Olympic Steel, Inc.	4,034,985
199,719	Schnitzer Steel Industries, Inc. Class A	5,516,239

		57,304,238

Multi-Utilities – 0.4%
133,026	Black Hills Corp.	4,549,489
240,467	NorthWestern Corp.	8,801,092

		13,350,581

Multiline Retail* – 0.2%
159,395	Big Lots, Inc.	4,851,984

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 3.2%
1,169,973	Approach Resources, Inc.*	$33,625,024
1,515,810	Magnum Hunter Resources Corp.*	6,517,983
804,175	Matador Resources Co.*	8,186,502
371,486	PDC Energy, Inc.*	10,338,455
554,722	Rex Energy Corp.*	6,873,006
620,895	Western Refining, Inc.	17,366,433
394,049	World Fuel Services Corp.	14,662,563

		97,569,966

Personal Products* – 0.4%
274,812	Elizabeth Arden, Inc.	12,789,750

Professional Services* – 0.3%
606,239	On Assignment, Inc.	10,009,006

Real Estate Investment Trusts – 11.6%
678,630	Acadia Realty Trust	16,897,887
329,594	American Campus Communities, Inc.	15,365,672
854,845	CBL & Associates Properties, Inc.	18,268,038
708,450	Coresite Realty Corp.	19,262,756
721,208	CreXus Investment Corp.	7,414,018
1,160,436	CubeSmart	14,969,624
1,843,295	CYS Investments, Inc.	26,506,582
886,621	DiamondRock Hospitality Co.	8,529,294
476,505	DuPont Fabros Technology, Inc.	13,132,478
606,098	Entertainment Properties Trust	27,632,008
1,046,152	Hudson Pacific Properties, Inc.	18,558,736
573,549	LaSalle Hotel Properties	15,629,210
448,731	LTC Properties, Inc.	15,140,184
3,325,932	MFA Financial, Inc.	27,239,383
229,663	Mid-America Apartment Communities, Inc.	15,617,084
528,212	National Retail Properties, Inc.	16,406,265
387,221	OMEGA Healthcare Investors, Inc.	9,301,048
725,528	Pebblebrook Hotel Trust	17,144,227
416,164	PS Business Parks, Inc.	28,369,900
1,799,920	Two Harbors Investment Corp.	20,861,073

		352,245,467

Real Estate Management & Development – 0.3%
690,070	Kennedy-Wilson Holdings, Inc.	9,550,569

Road & Rail – 0.4%
1,013,844	Heartland Express, Inc.	13,200,249

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 4.1%
591,660	Cabot Microelectronics Corp.	$19,684,528
1,661,529	Fairchild Semiconductor International, Inc.*	24,125,401
231,914	Hittite Microwave Corp.*	12,145,336
1,883,746	Intersil Corp. Class A	16,633,477
700,851	Micrel, Inc.	6,966,459
730,505	MKS Instruments, Inc.	19,803,991
1,003,860	Semtech Corp.*	24,614,647
48,211	Veeco Instruments, Inc.*	1,653,638

		125,627,477

Software* – 3.2%
164,288	Interactive Intelligence Group, Inc.	4,856,353
1,005,154	Mentor Graphics Corp.	16,615,196
617,738	Monotype Imaging Holdings, Inc.	9,321,666
600,583	NetScout Systems, Inc.	14,263,846
1,051,976	Parametric Technology Corp.	22,354,490
757,726	SS&C Technologies Holdings, Inc.	16,806,363
414,131	Verint System, Inc.	11,856,571

		96,074,485

Specialty Retail – 4.3%
409,508	Aaron’s, Inc.	12,232,004
233,857	Asbury Automotive Group, Inc.*	6,475,500
157,576	Cabela’s, Inc.*	7,565,224
560,058	Chico’s FAS, Inc.	10,607,498
197,790	Francesca’s Holdings Corp.*	6,987,921
195,674	Genesco, Inc.*	13,824,368
547,106	GNC Acquisition Holdings, Inc. Class A	21,255,068
360,451	Mattress Firm Holding Corp.*	11,602,918
406,669	Monro Muffler Brake, Inc.	13,765,746
142,551	Select Comfort Corp.*	4,072,682
271,300	Shoe Carnival, Inc.	5,968,600
219,281	The Children’s Place Retail Stores, Inc.*	12,485,860
79,998	Vitamin Shoppe, Inc.*	4,288,693

		131,132,082

Shares	Description	Value

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods* – 1.6%
70,598	Deckers Outdoor Corp.	$3,496,013
447,905	Hanesbrands, Inc.	14,525,559
399,193	Steven Madden Ltd.	17,133,363
266,614	The Warnaco Group, Inc.	13,709,292

		48,864,227

Thrifts & Mortgage Finance – 2.7%
844,961	Brookline Bancorp, Inc.	7,173,719
423,869	Dime Community Bancshares	5,925,689
656,138	Flushing Financial Corp.	9,999,543
737,154	Northwest Bancshares, Inc.	8,904,820
1,322,051	Ocwen Financial Corp.*	34,016,372
602,404	Provident Financial Services, Inc.	9,301,118
128,732	WSFS Financial Corp.	5,222,657

		80,543,918

Trading Companies & Distributors – 2.3%
439,015	Applied Industrial Technologies, Inc.	17,859,130
538,325	H&E Equipment Services, Inc.*	9,528,352
654,079	Kaman Corp.	21,453,791
266,323	Watsco, Inc.	20,096,734

		68,938,007

TOTAL COMMON STOCKS
(Cost $2,478,734,708)		$2,974,606,056

Exchange Traded Fund – 0.5%
220,983	iShares Russell 2000 Value Index Fund	$15,890,888
(Cost $14,747,299)

Units	Description	Expiration Date	Value

Warrant* – 0.0%
112,819	Magnum Hunter Resources Corp.	10/14/13	$—
(Cost $—)

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)

August 31, 2012

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 0.5%
Repurchase Agreement – 0.5%
Joint Repurchase Agreement Account II
$15,400,000	0.197%	09/04/12	$15,400,000
(Cost $15,400,000)

TOTAL INVESTMENTS – 99.1%
(Cost $2,508,882,007)			$3,005,896,944

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			25,930,788

NET ASSETS – 100.0%			$3,031,827,732

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on August 31, 2012. Additional information appears on page 45.

Investment Abbreviation:
ADR	—American Depositary Receipt

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments

August 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 4, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Growth and Income	$300,000	$300,007	$306,844
Large Cap Value	23,900,000	23,900,523	24,445,274
Mid Cap Value	116,600,000	116,602,552	119,260,209
Small Cap Value	15,400,000	15,400,337	15,751,348

REPURCHASE AGREEMENTS — At August 31, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
BNP Paribas Securities Co.	0.200%	$40,623	$3,236,290	$15,788,761	$2,085,308
Credit Suisse Securities LLC	0.180	57,809	4,605,489	22,468,621	2,967,554
Deutsche Bank Securities, Inc.	0.210	23,452	1,868,335	9,114,973	1,203,864
JPMorgan Securities LLC	0.200	84,371	6,721,525	32,792,042	4,331,024
Wells Fargo Securities LLC	0.200	93,745	7,468,361	36,435,603	4,812,250
TOTAL		$300,000	$23,900,000	$116,600,000	$15,400,000

At August 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.500%	11/01/25 to 09/01/42
Federal National Mortgage Association	2.500 to 7.500	08/01/13 to 03/01/50
Government National Mortgage Association	3.500 to 4.500	04/15/40 to 08/20/42
U.S. Treasury Notes	0.125 to 4.875	09/30/12 to 05/15/21
U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/22

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities

August 31, 2012

	Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Assets:
Investments of unaffiliated issuers, at value (cost $405,871,481, $1,317,357,326, $6,625,241,160 and $2,486,710,887)	$437,808,886	$1,490,965,602	$7,580,214,196	$2,985,434,463
Investments of affiliated issuers, at value (cost $22,171,120 for the Small Cap Value Fund)	—	—	—	20,462,481
Cash	36,627	82,705	47,922	16,104
Receivables:
Investments sold	3,567,828	2,966,831	33,654,125	50,003,234
Dividends and interest	1,010,796	3,577,609	30,070,475	1,983,511
Fund shares sold	100,252	670,722	6,893,217	6,817,031
Foreign tax reclaims	22,131	—	—	—
Other assets	1,432	5,971	22,738	9,012
Total assets	442,547,952	1,498,269,440	7,650,902,673	3,064,725,836

Liabilities:
Payables:
Fund shares redeemed	7,796,483	21,930,620	9,303,688	13,202,802
Amounts owed to affiliates	476,674	1,271,562	5,916,815	2,932,674
Investments purchased	85,604	—	31,518,876	16,500,449
Accrued expenses	129,438	148,346	497,984	262,179
Total liabilities	8,488,199	23,350,528	47,237,363	32,898,104

Net Assets:
Paid-in capital	692,786,358	1,814,280,061	6,822,229,523	2,405,192,869
Undistributed net investment income	928,756	9,686,941	42,935,572	16,517,179
Accumulated net realized gain (loss)	(291,592,766)	(522,656,366)	(216,472,821)	113,102,747
Net unrealized gain	31,937,405	173,608,276	954,973,036	497,014,937
NET ASSETS	$434,059,753	$1,474,918,912	$7,603,665,310	$3,031,827,732
Net Assets:
Class A	$374,273,434	$418,273,670	$3,074,173,322	$931,473,080
Class B	19,213,001	8,320,445	31,728,083	3,972,765
Class C	20,725,773	34,853,630	160,061,933	58,925,649
Institutional	18,000,849	900,661,467	3,985,625,049	1,852,214,539
Service	566,314	3,424,121	268,412,343	115,384,583
Class IR	479,696	103,974,637	70,409,113	24,332,053
Class R	800,686	5,410,942	13,255,467	45,525,063
Total Net Assets	$434,059,753	$1,474,918,912	$7,603,665,310	$3,031,827,732
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	17,265,726	34,472,652	82,137,524	21,605,278
Class B	919,404	703,459	884,760	107,494
Class C	997,580	2,969,126	4,500,419	1,597,414
Institutional	817,828	73,481,527	105,511,458	40,832,284
Service	26,140	283,894	7,249,921	2,728,001
Class IR	22,167	8,628,095	1,896,585	565,811
Class R	37,061	453,411	357,909	1,067,488
Net asset value, offering and redemption price per share:(a)
Class A	$21.68	$12.13	$37.43	$43.11
Class B	20.90	11.83	35.86	36.96
Class C	20.78	11.74	35.57	36.89
Institutional	22.01	12.26	37.77	45.36
Service	21.66	12.06	37.02	42.30
Class IR	21.64	12.05	37.12	43.00
Class R	21.60	11.93	37.04	42.65

(a)	Maximum public offering price per share for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $22.94, $12.84, $39.61 and $45.62, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2012

	Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $187,620, $739,465, $6,937 and $18,209)	$13,704,300	$45,639,357	$154,199,036	$58,801,200
Dividends — affiliated issuers	—	—	—	539,196
Interest	6,877	23,568	164,818	85,451
Total investment income	13,711,177	45,662,925	154,363,854	59,425,847

Expenses:
Management fees	3,404,440	13,016,431	51,616,213	27,590,966
Distribution and Service fees(a)	1,487,412	1,679,565	9,837,835	3,075,213
Transfer Agent fees(a)	893,454	1,659,772	8,076,724	2,661,435
Printing and mailing costs	127,284	148,493	709,416	345,061
Custody and accounting fees	97,081	156,381	375,338	205,777
Registration fees	78,772	105,748	181,507	148,484
Professional fees	75,600	74,765	75,523	84,836
Trustee fees	16,375	19,702	33,459	22,013
Service Share fees — Shareholder Administration Plan	1,664	13,669	679,662	235,590
Service Share fees — Service Plan	1,664	13,669	679,662	235,590
Other	21,903	56,035	171,049	88,574
Total expenses	6,205,649	16,944,230	72,436,388	34,693,539
Less — expense reductions	(154,456)	—	(994)	(800,246)
Net expenses	6,051,193	16,944,230	72,435,394	33,893,293
NET INVESTMENT INCOME	7,659,984	28,718,695	81,928,460	25,532,554

Realized and unrealized gain (loss):
Net realized gain from:
Investments (including commission recapture of $144,600, $807,254, $888,142 and $0)	8,456,400	54,138,352	143,497,268	129,015,121
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	48,225,916	168,957,005	675,138,478	300,491,656
Investments — affiliated issuers	—	—	—	(7,641,854)
Net realized and unrealized gain	56,682,316	223,095,357	818,635,746	421,864,923
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,342,300	$251,814,052	$900,564,206	$447,397,477

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income Fund	$1,053,507	$222,035	$208,404	$3,466	$800,665	$42,187	$39,597	$7,896	$266	$1,526	$1,317
Large Cap Value Fund	1,186,665	94,155	370,612	28,133	901,865	17,889	70,416	473,111	2,187	183,613	10,691
Mid Cap Value Fund	7,805,469	364,130	1,621,525	46,711	5,932,157	69,185	308,090	1,534,859	108,746	105,937	17,750
Small Cap Value Fund	2,237,441	63,786	589,047	184,939	1,700,455	12,119	111,919	693,266	37,695	35,704	70,277

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011
From operations:
Net investment income	$7,659,984	$9,107,182
Net realized gain	8,456,400	97,893,749
Net change in unrealized gain	48,225,916	20,160,794
Net increase in net assets resulting from operations	64,342,300	127,161,725

Distributions to shareholders:
From net investment income
Class A Shares	(5,857,460)	(6,960,167)
Class B Shares	(173,005)	(177,995)
Class C Shares	(154,724)	(133,549)
Institutional Shares	(345,348)	(2,473,510)
Service Shares	(8,353)	(9,549)
Class IR Shares	(12,058)	(701)
Class R Shares	(7,160)	(5,245)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(6,558,108)	(9,760,716)

From share transactions:
Proceeds from sales of shares	23,344,241	85,999,727
Proceeds received in connection with in-kind transactions	—	—
Reinvestment of distributions	6,385,178	9,518,216
Cost of shares redeemed	(254,299,220)	(771,326,855)
Net increase (decrease) in net assets resulting from share transactions	(224,569,801)	(675,808,912)
TOTAL INCREASE (DECREASE)	(166,785,609)	(558,407,903)

Net assets:
Beginning of year	600,845,362	1,159,253,265
End of year	$434,059,753	$600,845,362
Undistributed net investment income	$928,756	$834,660

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011	For the Fiscal Year Ended August 31, 2012	For the Fiscal Year Ended August 31, 2011

$28,718,695	$23,087,163	$81,928,460	$49,050,488	$25,532,554	$11,122,480
54,138,352	202,141,864	143,497,268	757,875,338	129,015,121	190,995,750
168,957,005	22,806,974	675,138,478	78,915,890	292,849,802	158,670,234
251,814,052	248,036,001	900,564,206	885,841,716	447,397,477	360,788,464

(5,892,943)	(4,220,691)	(15,458,917)	(12,974,660)	(1,625,934)	(1,859,715)
(23,482)	—	—	—	—	—
(94,147)	—	—	—	—	—
(22,919,405)	(16,817,166)	(34,773,711)	(25,581,845)	(9,560,273)	(7,572,701)
(72,710)	(35,661)	(1,123,227)	(934,779)	(33,075)	(148,260)
(1,450,900)	(826,781)	(420,583)	(35,693)	(77,291)	(27,048)
(57,649)	(22,054)	(33,437)	(12,304)	(37,590)	(29,598)

—	—	—	—	(14,836,434)	—
—	—	—	—	(167,580)	—
—	—	—	—	(1,175,006)	—
—	—	—	—	(27,687,278)	—
—	—	—	—	(1,362,780)	—
—	—	—	—	(270,226)	—
—	—	—	—	(551,209)	—
(30,511,236)	(21,922,353)	(51,809,875)	(39,539,281)	(57,384,676)	(9,637,322)

364,695,633	595,546,190	1,606,054,000	2,868,765,339	931,251,116	1,160,061,440
9,725,593	—	—	—	—	—
26,223,781	16,828,266	44,786,515	34,021,601	53,841,246	7,999,207
(1,281,130,727)	(1,127,377,013)	(2,334,727,202)	(2,281,400,727)	(921,063,280)	(692,777,605)
(880,485,720)	(515,002,557)	(683,886,687)	621,386,213	64,029,082	475,283,042
(659,182,904)	(288,888,909)	164,867,644	1,467,688,648	454,041,883	826,434,184

2,134,101,816	2,422,990,725	7,438,797,666	5,971,109,018	2,577,785,849	1,751,351,665
$1,474,918,912	$2,134,101,816	$7,603,665,310	$7,438,797,666	$3,031,827,732	$2,577,785,849
$9,686,941	$15,471,496	$42,935,572	$13,047,415	$16,517,179	$3,813,036

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$19.04	$0.32	(c)	$2.58	$2.90	$(0.26)	$—	$(0.26)
2012 - B	18.38	0.17	(c)	2.48	2.65	(0.13)	—	(0.13)
2012 - C	18.28	0.16	(c)	2.48	2.64	(0.14)	—	(0.14)
2012 - Institutional	19.33	0.41	(c)	2.61	3.02	(0.34)	—	(0.34)
2012 - Service	19.04	0.30	(c)	2.56	2.86	(0.24)	—	(0.24)
2012 - IR	19.02	0.36	(c)	2.58	2.94	(0.32)	—	(0.32)
2012 - R	18.99	0.26	(c)	2.57	2.83	(0.22)	—	(0.22)
2011 - A	17.84	0.21		1.21	1.42	(0.22)	—	(0.22)
2011 - B	17.25	0.06		1.16	1.22	(0.09)	—	(0.09)
2011 - C	17.16	0.05		1.17	1.22	(0.10)	—	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)	—	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)	—	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)	—	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)	—	(0.17)
2010 - A	17.65	0.22	(d)	0.18	0.40	(0.21)	—	(0.21)
2010 - B	17.06	0.08	(d)	0.19	0.27	(0.08)	—	(0.08)
2010 - C	16.98	0.07	(d)	0.19	0.26	(0.08)	—	(0.08)
2010 - Institutional	17.91	0.30	(d)	0.20	0.50	(0.29)	—	(0.29)
2010 - Service	17.63	0.20	(d)	0.20	0.40	(0.20)	—	(0.20)
2010 - IR	17.63	0.26	(d)	0.20	0.46	(0.27)	—	(0.27)
2010 - R	17.60	0.16	(d)	0.21	0.37	(0.18)	—	(0.18)
2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)
2008 - A	30.01	0.46		(3.51)	(3.05)	(0.46)	(3.40)	(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (Commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (Commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.28% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.21% of average net assets.
(e)	Annualized.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$21.68	15.36%	$374,273	1.19%		1.22%		1.63	%(c)	115%
20.90	14.49	19,213	1.94		1.97		0.90	(c)	115
20.78	14.49	20,726	1.94		1.97		0.85	(c)	115
22.01	15.81	18,001	0.79		0.82		2.06	(c)	115
21.66	15.16	566	1.29		1.32		1.50	(c)	115
21.64	15.61	480	0.94		0.97		1.78	(c)	115
21.60	14.99	801	1.44		1.47		1.31	(c)	115
19.04	7.82	505,502	1.19		1.21		1.02		60
18.38	7.04	27,327	1.94		1.96		0.28		60
18.28	7.06	21,860	1.94		1.96		0.27		60
19.33	8.20	44,224	0.79		0.81		1.48		60
19.04	7.77	646	1.29		1.31		0.95		60
19.02	8.16	696	0.94		0.96		1.77		60
18.99	7.65	591	1.44		1.46		0.75		60
17.84	2.30	625,385	1.17		1.18		1.15	(d)	93
17.25	1.55	38,763	1.92		1.93		0.41	(d)	93
17.16	1.52	24,908	1.92		1.93		0.40	(d)	93
18.12	2.74	468,009	0.77		0.78		1.54	(d)	93
17.83	2.21	1,625	1.27		1.28		1.06	(d)	93
17.82	2.55	65	0.92		0.93		1.37	(d)	93
17.79	2.04	498	1.42		1.43		0.87	(d)	93
17.65	(21.36)	791,636	1.18		1.21		1.97		78
17.06	(22.00)	53,176	1.93		1.96		1.23		78
16.98	(21.95)	29,421	1.93		1.96		1.22		78
17.91	(21.09)	347,526	0.78		0.81		2.29		78
17.63	(21.48)	2,709	1.28		1.31		1.85		78
17.63	(21.17)	7	0.93		0.96		2.20		78
17.60	(21.58)	297	1.43		1.46		1.33		78
23.10	(11.57)	1,245,353	1.16		1.16		1.77		69
22.35	(12.26)	91,496	1.91		1.91		1.03		69
22.24	(12.24)	46,177	1.91		1.91		1.02		69
23.45	(11.22)	87,766	0.76		0.76		2.07		69
23.09	(11.65)	1,929	1.26		1.26		1.67		69
23.08	(11.10)	9	0.91	(e)	0.91	(e)	1.96	(e)	69
23.08	(11.36)	9	1.41	(e)	1.41	(e)	1.53	(e)	69

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$10.70	$0.15	(c)	$1.41	$1.56	$(0.13)	$—	$(0.13)
2012 - B	10.41	0.06	(c)	1.39	1.45	(0.03)	—	(0.03)
2012 - C	10.33	0.06	(c)	1.38	1.44	(0.03)	—	(0.03)
2012 - Institutional	10.82	0.20	(c)	1.42	1.62	(0.18)	—	(0.18)
2012 - Service	10.64	0.14	(c)	1.40	1.54	(0.12)	—	(0.12)
2012 - IR	10.64	0.17	(c)	1.41	1.58	(0.17)	—	(0.17)
2012 - R	10.54	0.11	(c)	1.40	1.51	(0.12)	—	(0.12)
2011 - A	9.90	0.07		0.80	0.87	(0.07)	—	(0.07)
2011 - B	9.64	(0.01)		0.78	0.77	—	—	—
2011 - C	9.57	(0.01)		0.77	0.76	—	—	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)	—	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)	—	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)	—	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)	—	(0.06)
2010 - A	9.81	0.07	(d)	0.12	0.19	(0.10)	—	(0.10)
2010 - B	9.56	(0.01	)(d)	0.11	0.10	(0.02)	—	(0.02)
2010 - C	9.49	(0.01	)(d)	0.12	0.11	(0.03)	—	(0.03)
2010 - Institutional	9.92	0.11	(d)	0.11	0.22	(0.13)	—	(0.13)
2010 - Service	9.76	0.06	(d)	0.12	0.18	(0.09)	—	(0.09)
2010 - IR	9.76	0.10	(d)	0.11	0.21	(0.12)	—	(0.12)
2010 - R	9.72	0.03	(d)	0.14	0.17	(0.12)	—	(0.12)
2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)	—	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)	—	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)	—	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)	—	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)	—	(0.12)
2008 - A	14.95	0.15		(1.61)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (Commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (Commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$12.13	14.69%	$418,274	1.19%		1.19%		1.31	%(c)	123%
11.83	13.87	8,320	1.94		1.94		0.56	(c)	123
11.74	13.89	34,854	1.94		1.94		0.55	(c)	123
12.26	15.19	900,661	0.79		0.79		1.75	(c)	123
12.06	14.63	3,424	1.29		1.29		1.23	(c)	123
12.05	14.99	103,975	0.94		0.94		1.52	(c)	123
11.93	14.38	5,411	1.44		1.44		1.02	(c)	123
10.70	8.75	555,309	1.17		1.17		0.63		76
10.41	7.99	11,360	1.92		1.92		(0.11)		76
10.33	7.94	43,479	1.92		1.92		(0.11)		76
10.82	9.18	1,418,409	0.77		0.77		1.04		76
10.64	8.56	6,374	1.27		1.27		0.54		76
10.64	8.99	93,853	0.92		0.92		0.89		76
10.54	8.44	5,318	1.42		1.42		0.39		76
9.90	1.87	616,533	1.17		1.17		0.67	(d)	108
9.64	1.02	14,485	1.92		1.92		(0.05	)(d)	108
9.57	1.10	53,186	1.92		1.92		(0.07	)(d)	108
10.01	2.22	1,648,589	0.77		0.77		1.06	(d)	108
9.85	1.83	6,149	1.27		1.27		0.58	(d)	108
9.85	2.12	80,471	0.92		0.92		0.92	(d)	108
9.77	1.71	3,578	1.42		1.42		0.31	(d)	108
9.81	(19.76)	632,096	1.19		1.19		1.08		88
9.56	(20.22)	20,429	1.94		1.94		0.34		88
9.49	(20.32)	60,130	1.94		1.94		0.34		88
9.92	(19.38)	1,636,325	0.79		0.79		1.48		88
9.76	(19.80)	7,974	1.29		1.29		0.97		88
9.76	(19.46)	74,396	0.94		0.94		1.33		88
9.72	(19.94)	185	1.44		1.44		0.98		88
12.37	(10.55)	830,475	1.17		1.17		1.11		81
11.99	(11.24)	32,884	1.92		1.92		0.37		81
11.92	(11.26)	91,900	1.92		1.92		0.36		81
12.52	(10.19)	1,808,728	0.77		0.77		1.50		81
12.30	(10.65)	8,044	1.27		1.27		0.99		81
12.33	(10.10)	88,528	0.92	(e)	0.92	(e)	1.20	(e)	81
12.31	(10.29)	9	1.42	(e)	1.42	(e)	0.94	(e)	81

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$33.41	$0.31	(c)	$3.88	$4.19	$(0.17)	$—	$(0.17)
2012 - B	32.09	0.04	(c)	3.73	3.77	—	—	—
2012 - C	31.83	0.05	(c)	3.69	3.74	—	—	—
2012 - Institutional	33.74	0.46	(c)	3.89	4.35	(0.32)	—	(0.32)
2012 - Service	33.06	0.27	(c)	3.83	4.10	(0.14)	—	(0.14)
2012 - IR	33.18	0.41	(c)	3.82	4.23	(0.29)	—	(0.29)
2012 - R	33.14	0.25	(c)	3.81	4.06	(0.16)	—	(0.16)
2011 - A	29.10	0.17	(d)	4.27	4.44	(0.13)	—	(0.13)
2011 - B	28.06	(0.09	)(d)	4.12	4.03	—	—	—
2011 - C	27.83	(0.09	)(d)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(d)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(d)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(d)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(d)	4.27	4.33	(0.15)	—	(0.15)
2010 - A	26.29	0.16	(e)	2.93	3.09	(0.28)	—	(0.28)
2010 - B	25.36	(0.05	)(e)	2.83	2.78	(0.08)	—	(0.08)
2010 - C	25.17	(0.05	)(e)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(e)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(e)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(e)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(e)	3.00	3.02	(0.32)	—	(0.32)
2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)	—	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—	—	—
2008 - A	39.84	0.28		(2.61)	(2.33)	(0.19)	(4.21)	(4.40)
2008 - B	38.47	0.01		(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01		(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42		(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24		(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (Commenced November 30, 2007)	39.32	0.25		(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.25% of average net assets.
(d)	Reflects Income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.31% of average net assets.
(f)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$37.43	12.56%	$3,074,173	1.15%		1.15%		0.91	%(c)	80%
35.86	11.71	31,728	1.90		1.90		0.14	(c)	80
35.57	11.72	160,062	1.90		1.90		0.16	(c)	80
37.77	12.96	3,985,625	0.75		0.75		1.31	(c)	80
37.02	12.41	268,412	1.25		1.25		0.81	(c)	80
37.12	12.83	70,409	0.90		0.90		1.20	(c)	80
37.04	12.28	13,255	1.40		1.40		0.73	(c)	80
33.41	15.22	3,278,879	1.16		1.16		0.47	(d)	77
32.09	14.36	44,088	1.91		1.91		(0.25	)(d)	77
31.83	14.37	166,559	1.91		1.91		(0.28	)(d)	77
33.74	15.73	3,633,400	0.76		0.76		0.86	(d)	77
33.06	15.16	269,370	1.26		1.26		0.37	(d)	77
33.18	15.51	40,531	0.91		0.91		0.62	(d)	77
33.14	14.94	5,972	1.41		1.41		0.18	(d)	77
29.10	11.84	2,819,867	1.16		1.16		0.54	(e)	104
28.06	10.98	56,681	1.91		1.91		(0.16	)(e)	104
27.83	10.98	147,697	1.91		1.91		(0.19	)(e)	104
29.37	12.26	2,710,882	0.76		0.76		0.93	(e)	104
28.80	11.74	232,356	1.26		1.26		0.44	(e)	104
28.93	12.10	1,764	0.91		0.91		0.54	(e)	104
28.96	11.56	1,862	1.41		1.41		0.06	(e)	104
26.29	(19.49)	2,630,467	1.19		1.19		1.03		114
25.36	(20.10)	72,920	1.94		1.94		0.30		114
25.17	(20.07)	149,393	1.94		1.94		0.29		114
26.52	(19.18)	2,136,745	0.79		0.79		1.42		114
26.02	(19.60)	200,421	1.29		1.29		0.93		114
26.16	(19.33)	145	0.94		0.94		0.97		114
26.26	14.72	63	1.44	(f)	1.44	(f)	0.28	(f)	114
33.11	(6.50)	3,611,466	1.16		1.16		0.78		85
31.77	(7.20)	128,844	1.91		1.91		0.03		85
31.54	(7.22)	235,637	1.91		1.91		0.03		85
33.47	(6.11)	2,469,463	0.76		0.76		1.18		85
32.78	(6.59)	257,906	1.26		1.26		0.67		85
33.01	(5.12)	9	0.91	(f)	0.91	(f)	1.03	(f)	85

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2012 - A	$37.73	$0.27	(c)	$5.86	$6.13	$(0.08)	$(0.67)	$(0.75)
2012 - B	32.61	(0.02	)(c)	5.04	5.02	—	(0.67)	(0.67)
2012 - C	32.55	(0.03	)(c)	5.04	5.01	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.46	(c)	6.15	6.61	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.23	(c)	5.75	5.98	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.36	(c)	5.85	6.21	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.17	(c)	5.81	5.98	(0.05)	(0.67)	(0.72)
2011 - A	31.29	0.10	(e)	6.43	6.53	(0.09)	—	(0.09)
2011 - B	27.19	(0.14	)(e)	5.56	5.42	—	—	—
2011 - C	27.14	(0.17	)(e)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(e)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(e)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(e)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(e)	6.43	6.39	(0.08)	—	(0.08)
2010 - A	28.58	0.09	(f)	2.79	2.88	(0.17)	—	(0.17)
2010 - B	24.88	(0.13	)(f)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(f)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(f)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(f)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(f)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(f)	2.80	2.79	(0.24)	—	(0.24)
2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)
2008 - A	44.74	0.05		(2.64)	(2.59)	—	(7.44)	(7.44)
2008 - B	40.33	(0.20)		(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)		(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20		(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	—	(d)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (Commenced November 30, 2007)	42.18	0.09		(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (Commenced November 30, 2007)	42.18	(0.03)		(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.17 per share and 0.41% of net assets.
(d)	Amount is less than $0.005 per share.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.16% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.14% of average net assets.
(g)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$43.11	16.43%	$931,473	1.41%		1.44%		0.68	%(c)	50%
36.96	15.59	3,973	2.16		2.19		(0.04	)(c)	50
36.89	15.59	58,926	2.16		2.19		(0.07	)(c)	50
45.36	16.91	1,852,215	1.01		1.04		1.07	(c)	50
42.30	16.33	115,385	1.51		1.54		0.57	(c)	50
43.00	16.74	24,332	1.16		1.19		0.90	(c)	50
42.65	16.17	45,525	1.66		1.69		0.42	(c)	50
37.73	20.85	827,768	1.45		1.46		0.25	(e)	46
32.61	19.93	9,700	2.20		2.21		(0.43	)(e)	46
32.55	19.93	58,293	2.20		2.21		(0.49	)(e)	46
39.65	21.33	1,568,115	1.05		1.06		0.62	(e)	46
37.01	20.74	76,841	1.55		1.56		0.14	(e)	46
37.65	21.12	11,801	1.20		1.21		0.38	(e)	46
37.39	20.56	25,269	1.70		1.71		(0.10	)(e)	46
31.29	10.11	670,228	1.48		1.48		0.28	(f)	56
27.19	9.28	14,521	2.23		2.23		(0.45	)(f)	56
27.14	9.27	52,143	2.23		2.23		(0.47	)(f)	56
32.86	10.53	943,868	1.08		1.08		0.67	(f)	56
30.71	10.05	58,064	1.58		1.58		0.17	(f)	56
31.24	10.39	3,660	1.23		1.23		0.48	(f)	56
31.08	9.83	8,869	1.73		1.73		(0.03	)(f)	56
28.58	(17.20)	586,680	1.50		1.50		0.72		55
24.88	(17.76)	24,984	2.25		2.25		(0.01)		55
24.85	(17.75)	48,935	2.25		2.25		(0.03)		55
29.99	(16.78)	746,624	1.10		1.10		1.10		55
28.05	(17.24)	44,935	1.60		1.60		0.60		55
28.55	(16.95)	266	1.25		1.25		0.57		55
28.53	(17.35)	445	1.75		1.75		(0.02)		55
34.71	(5.66)	756,153	1.48		1.48		0.11		51
30.31	(6.36)	41,450	2.23		2.23		(0.63)		51
30.27	(6.36)	64,587	2.23		2.23		(0.63)		51
36.43	(5.30)	690,912	1.08		1.08		0.50		51
34.02	(5.74)	61,956	1.58		1.58		0.01		51
34.71	0.20	10	1.23	(g)	1.23	(g)	0.39	(g)	51
34.61	(0.11)	10	1.73	(g)	1.73	(g)	(0.07	)(g)	51

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements

August 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
All Funds	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.   Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D.   In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Funds’ NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

E.   Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Growth and Income	Quarterly	Annually
Large Cap Value, Mid Cap Value and Small Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer, may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2012:

GROWTH AND INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$434,910,278	$2,598,608	$—
Short-term Investments	—	300,000	—
Total	$434,910,278	$2,898,608	$—

LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,467,065,602	$—	$—
Short-term Investments	—	23,900,000	—
Total	$1,467,065,602	$23,900,000	$—

MID CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$7,463,614,196	$—	$—
Short-term Investments	—	116,600,000	—
Total	$7,463,614,196	$116,600,000	$—

SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$2,990,496,944	$—	$—
Short-term Investments	—	15,400,000	—
Total	$2,990,496,944	$15,400,000	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.70%
Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.72	0.72
Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.69	0.69
Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.97	0.94	#

#

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.96% as an annual percentage rate of the average daily net assets of the Small Cap Value Fund through at least December 29, 2012. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended August 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Growth and Income	$35,600	$—	$—
Large Cap Value	18,300	—	—	*
Mid Cap Value	64,200	—	300
Small Cap Value	8,600	—	—	*

*	Amount is less than $50.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses), exclusive of any custody and transfer agent fee reductions to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds are 0.054%, 0.064%, 0.104% and 0.064%, respectively. These Other Expense reimbursements will remain in place through at least December 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

For the fiscal year ended August 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Custody Fee Credits		Other Expense Reimbursements	Total Expense Reductions
Growth and Income	$—	$—	*	$154	$154
Mid Cap Value	—	1		—	1
Small Cap Value	800	—	*	—	800

*	Amount is less than $500.

As of August 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Growth and Income	$292	$116	$69	$477
Large Cap Value	1,015	128	129	1,272
Mid Cap Value	4,417	818	682	5,917
Small Cap Value	2,424	270	239	2,933

G.  Line of Credit Facility — As of August 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

year ended August 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2012, Goldman Sachs earned approximately $4,200, $21,000, $587,500 and $101,300 in brokerage commissions from portfolio transactions on behalf of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.

An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which a Fund is an affiliate for the fiscal year ended August 31, 2012 (in thousands):

Fund	Name of Affiliated Issuer	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year	Dividend Income
Mid Cap Value	Chemtura Corp.(a)	4,327	1,215	(5,542)	—	$—	$—
Small Cap Value	Coresite Realty Corp.(a)	1,048	15	(355)	708	19,263	—
Small Cap Value	Meadowbrook Insurance Group, Inc.	2,696	—	—	2,696	20,462	539

(a)	Issuer was no longer affiliated as of August 31, 2012.

As of August 31, 2012, the Goldman Sachs Profit Sharing Master Trust was the beneficial owner of approximately 5% of total outstanding shares of the Large Cap Value Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Growth and Income	$559,073,401	$768,314,517
Large Cap Value	2,202,040,251	3,089,274,825
Mid Cap Value	5,953,054,966	6,538,378,145
Small Cap Value	1,474,594,738	1,399,554,411

The cost of purchases and proceeds from sales (including cash) of in-kind transactions for the fiscal year ended August 31, 2012, were as follows:

Fund	In-kind Purchases	In-kind Redemptions
Large Cap Value	$9,725,593	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2012 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Distributions paid from:
Ordinary income	$6,558,108	$30,511,236	$51,809,875	$11,334,163
Net long-term capital gains	—	—	—	46,050,513
Total taxable distributions	$6,558,108	$30,511,236	$51,809,875	$57,384,676

The tax character of distributions paid during the fiscal year ended August 31, 2011 was as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Distribution paid from ordinary income	$9,760,716	$21,922,353	$39,539,281	$9,637,322

As of August 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Undistributed ordinary income — net	$928,761	$9,686,939	$42,203,464	$16,083,559
Undistributed long-term capital gains	—	—	—	122,036,573
Total undistributed earnings	$928,761	$9,686,939	$42,203,464	$138,120,132
Capital loss carryforwards:(1)(2)
Expiring 2017	$(36,401,396)	$(112,370,584)	$—	$—
Expiring 2018	(248,746,287)	(368,308,699)	(98,927,465)	—
Total capital loss carryforwards	$(285,147,683)	$(480,679,283)	$(98,927,465)	$—
Timing differences (Qualified Late Year Loss Deferrals)	—	—	(88,383,657)	—
Unrealized gains (losses) — net	25,492,317	131,631,195	926,543,445	488,514,731
Total accumulated earnings (losses) — net	$(258,726,605)	$(339,361,149)	$781,435,787	$626,634,863

(1)	Expiration occurs on August 31 of the year indicated.
(2)	The Growth and Income, Large Cap Value and Mid Cap Value Funds utilized $6,763,933, $50,668,804 and $229,896,103, respectively, of capital losses in the current fiscal year.

As of August 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and Income	Large Cap Value	Mid Cap Value	Small Cap Value
Tax Cost	$412,316,569	$1,359,334,407	$6,653,670,751	$2,517,382,213
Gross unrealized gain	41,435,951	192,551,955	1,137,551,194	588,504,509
Gross unrealized loss	(15,943,634)	(60,920,760)	(211,007,749)	(99,989,778)
Net unrealized security gain	$25,492,317	$131,631,195	$926,543,445	$488,514,731

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

6. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnerships, underlying fund investments and real estate investment trusts.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions, the differences in the tax treatment of underlying fund investments and real estate investment trusts.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth and Income	$—	$1,007,780	$(1,007,780)
Large Cap Value	—	3,992,014	(3,992,014)
Mid Cap Value	—	230,428	(230,428)
Small Cap Value	7,721,289	(6,227,041)	(1,494,248)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

9. OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	937,725	$18,566,942	2,183,875	$45,388,911
Reinvestment of distributions	298,343	5,724,104	334,273	6,816,431
Shares converted from Class B(a)	125,757	2,497,649	168,315	3,449,520
Shares redeemed	(10,638,861)	(209,304,248)	(11,189,434)	(232,315,297)
	(9,277,036)	(182,515,553)	(8,502,971)	(176,660,435)
Class B Shares
Shares sold	23,181	442,805	53,870	1,082,438
Reinvestment of distributions	9,213	168,584	8,768	172,348
Shares converted to Class A(a)	(130,299)	(2,497,649)	(174,211)	(3,449,520)
Shares redeemed	(469,311)	(8,943,088)	(649,041)	(12,987,860)
	(567,216)	(10,829,348)	(760,614)	(15,182,594)
Class C Shares
Shares sold	114,672	2,203,145	132,049	2,645,491
Reinvestment of distributions	7,597	138,706	6,116	119,812
Shares redeemed	(320,442)	(6,124,971)	(394,048)	(7,872,856)
	(198,173)	(3,783,120)	(255,883)	(5,107,553)
Institutional Shares
Shares sold	75,873	1,490,112	1,762,843	35,891,565
Reinvestment of distributions	16,952	331,003	120,137	2,400,652
Shares redeemed	(1,562,346)	(28,893,757)	(25,427,288)	(516,686,068)
	(1,469,521)	(27,072,642)	(23,544,308)	(478,393,851)
Service Shares
Shares sold	5,075	100,320	6,018	123,323
Reinvestment of distributions	185	3,562	148	3,026
Shares redeemed	(13,031)	(265,615)	(63,429)	(1,275,814)
	(7,771)	(161,733)	(57,263)	(1,149,465)
Class IR Shares
Shares sold	11,070	218,625	35,510	669,206
Reinvestment of distributions	622	12,059	35	702
Shares redeemed	(26,108)	(554,138)	(2,596)	(52,982)
	(14,416)	(323,454)	32,949	616,926
Class R Shares
Shares sold	16,611	322,292	9,697	198,793
Reinvestment of distributions	373	7,160	258	5,245
Shares redeemed	(11,048)	(213,403)	(6,824)	(135,978)
	5,936	116,049	3,131	68,060
NET DECREASE	(11,528,197)	$(224,569,801)	(33,084,959)	$(675,808,912)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,422,960	$60,185,598	13,138,700	$154,019,089
Reinvestment of distributions	536,440	5,755,999	334,318	3,804,536
Shares converted from Class B(a)	65,542	734,723	70,311	808,315
Shares redeemed	(23,442,209)	(259,981,563)	(23,934,346)	(281,041,185)
	(17,417,267)	(193,305,243)	(10,391,017)	(122,409,245)
Class B Shares
Shares sold	36,532	399,872	80,327	921,074
Reinvestment of distributions	1,912	20,108	—	—
Shares converted to Class A(a)	(67,102)	(734,723)	(72,064)	(808,315)
Shares redeemed	(358,983)	(3,860,278)	(419,184)	(4,744,845)
	(387,641)	(4,175,021)	(410,921)	(4,632,086)
Class C Shares
Shares sold	248,596	2,646,855	612,283	6,973,657
Reinvestment of distributions	6,609	69,002	—	—
Shares redeemed	(1,493,617)	(15,812,760)	(1,960,992)	(22,122,054)
	(1,238,412)	(13,096,903)	(1,348,709)	(15,148,397)
Institutional Shares
Shares sold	25,271,146	283,547,658	34,284,816	402,923,247
Shares sold in connection with in-kind	808,445	9,725,593	—	—
Reinvestment of distributions	1,741,436	18,824,923	1,059,416	12,151,496
Shares redeemed	(85,399,607)	(975,861,742)	(68,956,354)	(796,666,316)
	(57,578,580)	(663,763,568)	(33,612,122)	(381,591,573)
Service Shares
Shares sold	104,634	1,177,645	157,388	1,804,222
Reinvestment of distributions	4,236	45,200	2,065	23,399
Shares redeemed	(423,788)	(4,847,990)	(185,220)	(2,124,131)
	(314,918)	(3,625,145)	(25,767)	(296,510)
Class IR Shares
Shares sold	1,313,645	14,906,611	2,235,247	25,824,387
Reinvestment of distributions	136,363	1,450,900	73,166	826,781
Shares redeemed	(1,640,814)	(18,273,395)	(1,661,323)	(19,226,798)
	(190,806)	(1,915,884)	647,090	7,424,370
Class R Shares
Shares sold	163,741	1,831,394	261,408	3,080,514
Reinvestment of distributions	5,454	57,649	1,964	22,054
Shares redeemed	(220,320)	(2,492,999)	(125,281)	(1,451,684)
	(51,125)	(603,956)	138,091	1,650,884
NET DECREASE	(77,178,749)	$(880,485,720)	(45,003,355)	$(515,002,557)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)

August 31, 2012

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	17,201,900	$597,035,091	35,228,041	$1,252,459,216
Reinvestment of distributions	428,917	14,445,924	349,281	12,161,980
Shares converted from Class B(a)	45,869	1,584,959	71,441	2,512,655
Shares redeemed	(33,676,205)	(1,168,160,883)	(34,398,050)	(1,213,382,410)
	(15,999,519)	(555,094,909)	1,250,713	53,751,441
Class B Shares
Shares sold	27,798	921,396	59,602	2,065,147
Shares converted to Class A(a)	(47,710)	(1,584,959)	(74,138)	(2,512,655)
Shares redeemed	(469,048)	(15,568,789)	(631,678)	(21,454,607)
	(488,960)	(16,232,352)	(646,214)	(21,902,115)
Class C Shares
Shares sold	463,933	15,298,266	1,218,232	41,901,772
Shares redeemed	(1,196,350)	(39,884,513)	(1,292,639)	(43,841,078)
	(732,417)	(24,586,247)	(74,407)	(1,939,306)
Institutional Shares
Shares sold	25,262,472	878,886,389	39,141,689	1,404,478,699
Reinvestment of distributions	854,024	28,942,873	600,638	21,052,358
Shares redeemed	(28,308,053)	(992,924,322)	(24,327,974)	(881,361,309)
	(2,191,557)	(85,095,060)	15,414,353	544,169,748
Service Shares
Shares sold	1,984,847	68,044,642	3,184,036	112,654,491
Reinvestment of distributions	28,360	945,534	22,027	759,266
Shares redeemed	(2,912,298)	(101,930,100)	(3,125,240)	(110,917,370)
	(899,091)	(32,939,924)	80,823	2,496,387
Class IR Shares
Shares sold	1,057,885	37,201,473	1,419,476	49,365,478
Reinvestment of distributions	12,560	418,746	1,034	35,693
Shares redeemed	(395,242)	(13,768,036)	(260,097)	(8,747,270)
	675,203	23,852,183	1,160,413	40,653,901
Class R Shares
Shares sold	248,840	8,666,743	163,510	5,840,536
Reinvestment of distributions	1,001	33,438	356	12,304
Shares redeemed	(72,109)	(2,490,559)	(47,993)	(1,696,683)
	177,732	6,209,622	115,873	4,156,157
NET INCREASE (DECREASE)	(19,458,609)	$(683,886,687)	17,301,554	$621,386,213

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Fiscal Year Ended August 31, 2012		For the Fiscal Year Ended August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,176,204	$206,634,546	7,095,100	$280,404,501
Reinvestment of distributions	410,906	15,799,327	42,281	1,618,953
Shares converted from Class B(a)	21,708	870,433	36,722	1,356,556
Shares redeemed	(5,944,572)	(240,634,013)	(6,653,971)	(263,239,690)
	(335,754)	(17,329,707)	520,132	20,140,320
Class B Shares
Shares sold	8,661	294,184	13,209	452,552
Reinvestment of distributions	4,683	155,139	—	—
Shares converted to Class A(a)	(25,214)	(870,433)	(42,313)	(1,356,556)
Shares redeemed	(178,108)	(6,096,801)	(207,560)	(6,863,216)
	(189,978)	(6,517,911)	(236,664)	(7,767,220)
Class C Shares
Shares sold	196,463	6,791,182	501,065	16,640,573
Reinvestment of distributions	28,497	942,678	—	—
Shares redeemed	(418,413)	(14,413,866)	(631,581)	(21,558,218)
	(193,453)	(6,680,006)	(130,516)	(4,917,645)
Institutional Shares
Shares sold	14,920,610	623,688,939	19,294,442	788,178,156
Reinvestment of distributions	860,708	34,720,939	154,167	6,185,193
Shares redeemed	(14,494,885)	(615,408,467)	(8,624,692)	(356,452,870)
	1,286,433	43,001,411	10,823,917	437,910,479
Service Shares
Shares sold	1,389,886	55,401,591	1,058,533	40,263,555
Reinvestment of distributions	34,088	1,286,847	3,683	138,414
Shares redeemed	(772,364)	(30,484,547)	(876,427)	(33,634,970)
	651,610	26,203,891	185,789	6,766,999
Class IR Shares
Shares sold	401,917	16,010,378	386,927	15,159,966
Reinvestment of distributions	9,078	347,517	709	27,049
Shares redeemed	(158,586)	(6,397,608)	(191,391)	(7,295,621)
	252,409	9,960,287	196,245	7,891,394
Class R Shares
Shares sold	566,255	22,430,296	484,495	18,962,137
Reinvestment of distributions	15,454	588,799	779	29,598
Shares redeemed	(190,028)	(7,627,978)	(94,784)	(3,733,020)
	391,681	15,391,117	390,490	15,258,715
NET INCREASE	1,862,948	$64,029,082	11,749,393	$475,283,042

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Fundamental Equity Value Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth and Income Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Mid Cap Value Fund and Goldman Sachs Small Cap Value Fund (collectively the “Fundamental Equity Value Funds”), funds of the Goldman Sachs Trust, at August 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental Equity Value Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2012

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended August 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund
Share Class	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*	Beginning Account Value 3/1/12	Ending Account Value 8/31/12		Expenses Paid for the 6 months ended 8/31/12*
Class A
Actual	$1,000.00	$1,035.90		$6.11	$1,000.00	$1,028.80		$6.08	$1,000.00	$1,019.30		$5.82	$1,000.00	$1,018.40		$7.14
Hypothetical 5% return	1,000.00	1,019.13	+	6.06	1,000.00	1,019.14	+	6.05	1,000.00	1,019.37	+	5.82	1,000.00	1,018.07	+	7.13
Class B
Actual	1,000.00	1,032.20		9.94	1,000.00	1,025.10		9.89	1,000.00	1,015.30		9.62	1,000.00	1,014.80		10.97
Hypothetical 5% return	1,000.00	1,015.35	+	9.86	1,000.00	1,015.37	+	9.85	1,000.00	1,015.59	+	9.62	1,000.00	1,014.24	+	10.97
Class C
Actual	1,000.00	1,032.10		9.93	1,000.00	1,025.30		9.89	1,000.00	1,015.40		9.61	1,000.00	1,014.90		10.92
Hypothetical 5% return	1,000.00	1,015.36	+	9.85	1,000.00	1,015.37	+	9.84	1,000.00	1,015.60	+	9.61	1,000.00	1,024.29	+	10.92
Institutional
Actual	1,000.00	1,037.90		4.07	1,000.00	1,031.10		4.04	1,000.00	1,021.10		3.79	1,000.00	1,020.50		5.11
Hypothetical 5% return	1,000.00	1,021.14	+	4.04	1,000.00	1,021.15	+	4.03	1,000.00	1,021.38	+	3.79	1,000.00	1,020.08	+	5.11
Service
Actual	1,000.00	1,035.00		6.62	1,000.00	1,028.10		6.60	1,000.00	1,018.70		6.33	1,000.00	1,018.10		7.64
Hypothetical 5% return	1,000.00	1,018.63	+	6.57	1,000.00	1,018.63	+	6.57	1,000.00	1,018.87	+	6.33	1,000.00	1,017.57	+	7.64
Class IR
Actual	1,000.00	1,037.30		4.84	1,000.00	1,029.90		4.80	1,000.00	1,020.30		4.55	1,000.00	1,019.70		5.87
Hypothetical 5% return	1,000.00	1,020.38	+	4.80	1,000.00	1,020.41	+	4.78	1,000.00	1,020.63	+	4.55	1,000.00	1,019.33	+	5.87
Class R
Actual	1,000.00	1,033.90		7.38	1,000.00	1,027.60		7.35	1,000.00	1,018.10		7.07	1,000.00	1,017.40		8.39
Hypothetical 5% return	1,000.00	1,017.88	+	7.32	1,000.00	1,017.89	+	7.31	1,000.00	1,018.13	+	7.07	1,000.00	1,016.81	+	8.39

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	1.19%	1.95%	1.94%	0.79%	1.30%	0.95%	1.44%
Large Cap Value	1.19	1.94	1.94	0.79	1.29	0.94	1.44
Mid Cap Value	1.15	1.90	1.90	0.75	1.25	0.90	1.39
Small Cap Value	1.41	2.17	2.16	1.01	1.51	1.16	1.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Growth and Income, Goldman Sachs Large Cap Value, Goldman Sachs Mid Cap Value and Goldman Sachs Small Cap Value Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Large Cap Value and Mid Cap Value Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain management fees (with respect to the Small Cap Value Fund) and limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Value and Mid Cap Value Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Small Cap Value Fund had placed in the top half of its peer group for the one-, five-, and ten-year periods, and in the third quartile for the three-year period ended March 31, 2012. The Small Cap Value Fund also outperformed its benchmark index for each of the one-, three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees also noted that the Mid Cap Value Fund had placed in the top half of its peer group for the five- and ten-year periods, and in the third quartile for the one- and three-year periods, while outperforming its benchmark index for the five-year period, and underperforming its benchmark index for the one-, three-, and ten-year periods ended March 31, 2012. They noted that the Large Cap Value Fund had placed in the top half of its peer group for the ten-year period and in the bottom half of its peer group for the one-, three-, and five-year periods, and the Growth and Income Fund had placed in the bottom half of its peer group for each of the one-, three-, five- and ten-year periods ended March 31, 2012. The Independent Trustees observed that the Large Cap Value and

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Growth and Income Funds had underperformed their respective benchmark indexes for each of the one-, three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees took note of the fact that the Investment Adviser had taken steps to address the Funds’ (except for the Small Cap Value Fund’s) overall underperformance, including the reduction of the number of the Value Funds’ portfolio managers in order to focus the team’s strategic strengths and to enhance accountability for performance. They indicated that they would continue to monitor the Funds’ performance closely.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the contractual management fees paid by the Small Cap Value Fund and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Small Cap Value Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Growth and Income Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
First $1 billion	0.70%	0.75%	0.75%	1.00%
Next $1 billion	0.63	0.68	0.75	1.00
Next $3 billion	0.60	0.65	0.68	0.90
Next $3 billion	0.59	0.64	0.65	0.86
Over $8 billion	0.58	0.63	0.64	0.84

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees of the Small Cap Value Fund and limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds (except for the Growth and Income Fund), which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); and was formerly Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is a Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	109	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of August 31, 2012, the Trust consisted of 95 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Value Funds — Tax Information (Unaudited)

For the year ended August 31, 2012, 100% of the dividends paid from net investment company taxable income by the Growth and Income, Large Cap Value, Mid Cap Value, and Small Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Small Cap Value Fund designates $52,970,041, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2012.

For the year ended August 31, 2012, the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds each designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite4

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions4

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

[3]

Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[4]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.  200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or presentations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of August 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 84075.MF.MED.TMPL/10/2012 EQVALAR12/306K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,865,276	$2,621,427	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$37,500	Other attest services.

Tax Fees:

• PwC	$661,025	$750,377	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,063,422	$1,339,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2012 and August 31, 2011 were approximately $661,025 and $787,877 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 31, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	October 31, 2012